MADISON COVERED CALL & EQUITY STRATEGY FUND
MADISON STRATEGIC SECTOR PREMIUM FUND
550 Science Drive
Madison, WI 53711

June 30, 2017

Dear Shareholder:

You are cordially invited to attend a joint special shareholder meeting (the “Special Meeting”) of the Madison Covered Call & Equity Strategy Fund (NYSE: MCN), a Delaware statutory trust, and the Madison Strategic Sector Premium Fund (NYSE: MSP), a Delaware statutory trust (each a “Fund” and together, the “Funds) to be held at the offices of Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711, on August 18, 2017 at 10:00 a.m. Central Time, for the purpose of taking actions on the proposals listed in the enclosed Joint Proxy Statement/Prospectus. I encourage you to take the time to read the enclosed Joint Proxy Statement/Prospectus and vote your shares. Your vote is vital to the outcome of the proposals being presented by the Board of Trustees of each Fund.

Specifically, at the Special Meeting, the shareholders of MSP will be asked to approve the reorganization of MSP into MCN (the “Reorganization”), a fund managed by the same investment adviser as MSP. MCN’s investment objectives and fundamental investment policies are identical to those of MSP and the strategies and non-fundamental policies of MCN and MSP are substantially similar. At the Special Meeting, shareholders of MCN will also be asked to consider issuing additional shares of common stock of MCN in connection with the Reorganization.

Each of these proposals is described in more detail in the enclosed Joint Proxy Statement/Prospectus. The Board of Trustees of each Fund believes each proposal, as applicable, is in the best interests of its respective Fund and shareholders and unanimously recommends that you vote “FOR” each proposal.

YOUR VOTE COUNTS. PLEASE CAST YOUR BALLOT TODAY - ONLINE, BY TELEPHONE OR BY MAIL - BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED WHITE PROXY CARD.

If you have any questions, please call 1-800-767-0300 between 8:00 a.m. and 5:00 p.m. Central Time, Monday through Friday.

Sincerely,

/s/Katherine L. Frank

Katherine L. Frank
President
Madison Covered Call & Equity Strategy Fund
President and Trustee
Madison Strategic Sector Premium Fund

Please vote now. Your vote is important.

To avoid the unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed WHITE proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Special Meeting.

MADISON COVERED CALL & EQUITY STRATEGY FUND
MADISON STRATEGIC SECTOR PREMIUM FUND
550 Science Drive
Madison, WI 53711
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on August 18, 2017
Dear Shareholders:
Notice is hereby given that a Special Meeting of Shareholders (the “Special Meeting”) of the Madison Covered Call & Equity Strategy Fund (“MCN”) and the Madison Strategic Sector Premium Fund (“MSP”) (each a “Fund” and together, the “Funds”) will be held in the offices of Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711, on August 18, 2017 at 10:00 a.m. Central Time, for the following purposes:
Matters to be voted upon by shareholders of each respective Fund:
1. Reorganization of the Madison Strategic Sector Premium Fund into the Madison Covered Call & Equity Strategy Fund

Shareholders of Madison Strategic Sector Premium Fund (MSP):
Proposal 1. The shareholders of MSP are being asked to consider and vote to approve an Agreement and Plan of Reorganization (the “Reorganization”) and the transactions contemplated thereby, including the merger of MSP with and into MCN.
2. Issuance of shares of common stock by the Madison Covered Call & Equity Strategy Fund

Shareholders of Madison Covered Call & Equity Strategy Fund (MCN):
Proposal 2. The shareholders of MCN are being asked to consider and vote to approve the issuance of additional shares of common stock of MCN in connection with the Reorganization.
To consider and act upon any other matters that properly come before the Special Meeting and any adjourned or postponed session of the Special Meeting.
May 25, 2017 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof, and only holders of common shares of record at the close of business on that date will be entitled to vote. To assure your representation at the meeting, please complete, date and sign the enclosed proxy card and return it in the enclosed envelope, or vote via the Internet or telephone, after reading the accompanying Joint Proxy Statement/Prospectus.
By Order of Each Fund’s Board of Trustees
/s/ Holly S. Baggot
Holly S. Baggot, Secretary
Madison Covered Call & Equity Strategy Fund
Madison Strategic Sector Premium Fund
June 30, 2017

Shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense for the Funds and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date, and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.
If you intend to attend the Special Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Special Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting.

INSTRUCTIONS FOR SIGNING THE PROXY CARD

The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Funds of validating your vote if you fail to sign your proxy card(s) properly.

1.	Individual accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All other accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp……………………………...	ABC Corp.
(2) ABC Corp……………………………...	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer…..	John Doe
(4) ABC Corp. Profit Sharing Plan………...	John Doe, Trustee

Partnership Accounts
(1) The XYZ partnership…………………	Jane B. Smith, Partner
(2) Smith and Jones, limited partnership….	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust……………………………..	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o
John B. Smith, Jr. UGMA……………...	John B. Smith
(2) Estate of John B. Smith………………..	John B. Smith, Jr., Executor

QUESTIONS & ANSWERS REGARDING THE SPECIAL MEETING AND PROPOSALS

We recommend that you read the complete Joint Proxy Statement/Prospectus, however, for your convenience, we have provided a brief overview of the issues to be voted on.

Question 1.	Why am I receiving the enclosed Joint Proxy Statement/Prospectus?

Answer:
You are receiving the Joint Proxy Statement/Prospectus because you own shares, either directly or beneficially, of the Madison Strategic Sector Premium Fund (“MSP”) and/or the Madison Covered Call & Equity Strategy Fund (“MCN”) (each a “Fund” and together, the “Funds”) as of May 25, 2017, which is the record date for determining the shareholders of the Funds entitled to notice of and to vote at the Special Meeting of shareholders of the Funds and any postponements or adjournments thereof (the “Special Meeting”). The Boards of Trustees (the “Boards”) of the Funds urge you to review the information contained in this Joint Proxy Statement/Prospectus before voting on the proposals that will be presented at the Special Meeting (collectively, the “Proposals”).

Question 2.	Why is a shareholder meeting being held:

Answer:
For Shareholders of the Madison Strategic Sector Premium Fund: You are being asked to vote on the Reorganization of MSP pursuant to an Agreement and Plan of Reorganization between MSP and MCN (the “Reorganization Agreement”) and the transactions contemplated thereby, including the merger of MSP with and into MCN.
For Shareholders of the Madison Covered Call & Equity Strategy Fund: You are being asked to vote on the issuance of additional shares of common stock of MCN in connection with the Reorganization (the “Issuance”).

Question 3.	How do the Board recommend I vote?

Answer:
The Boards, including all of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds (hereafter, the “Independent Trustees”), have unanimously recommended that shareholders vote FOR all of the Proposals. If no instructions are indicated on your proxy, the representatives holding proxies will vote in accordance with the recommendations of your Board.

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Question 4.	Why is the Reorganization being recommended?

Answer:
The Boards of each Fund (each a “Board” and collectively, the “Boards”) have approved the merger of the MSP into MCN. Each Fund’s Board has determined that the Reorganization would be in the best interests of the Fund. MCN and MSP have the same investment objectives and substantially similar policies, risks and portfolio compositions and are managed by the same investment adviser and portfolio managers. In light of these similarities, the proposed Reorganization is intended to reduce fund redundancies and create a single, larger fund that may benefit from anticipated operating efficiencies and economies of scale. The proposed Reorganization will result in lower total annual operating expenses for MCN shareholders and the Fund following the Reorganization, due to MSP’s lower services fee which will be adopted by MCN pursuant to the Reorganization. The total annual operating expenses for MSP shareholders will remain unchanged. Following the Reorganization, the combined Fund will have a Board comprised of only Independent Trustees (i.e., persons who are not “interested persons” of the Funds), and is expected to experience enhanced secondary trading market for common shares of MCN as a result of the greater share volume of the combined fund.

Question 5.	What are the potential benefits of the Reorganization to shareholders?

Answer:
The investment adviser to the Funds and each Fund’s Board believe that the proposed Reorganization is expected to offer the following potential benefits to shareholders of the Funds:
•    Lower annual fund operating expenses for shareholders of MCN as the combined Fund’s lower services fee rate will result in a reduction of total annual fund operating expenses. The projected total expense ratio of the combined fund as of the date presented in the Comparative Fee Table in the enclosed Joint Proxy Statement/Prospectus is equal to the total expense ratio 0.98%, which is lower than the current total expense ratio for MCN. The total annual operating expenses for MSP shareholders will remain unchanged.
•    Independent Fund board for shareholders of MSP as the combined Fund’s Board would be that of MCN, which is comprised of only Independent Trustees, i.e., persons who are not “interested persons” of the Funds.
•    Improved secondary market trading for common shares as the combined Fund’s greater share volume is expected to result in increased market liquidity, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements. The potential for higher common share net earnings over time from increased operating economies of scale may increase investor interest in the combined fund, and, in turn, may result in increased market liquidity.

Question 6.	Will the Reorganization impact Fund distributions to common shareholders?

Answer:
In considering the Reorganization, each Fund’s Board took into account information from the Funds’ investment adviser indicating that the Reorganization is not expected to adversely impact distributions to common shareholders and is expected to result in the same or higher distribution rates for common shareholders of each Fund (as common shareholders of the combined fund following the Reorganization) with the higher distribution rates, if any, resulting from lower fees and operating expenses per common share.

Question 7.	Do the Funds have the same investment objectives, policies and risks?

Answer:
Yes. The Funds have the same investment objectives and substantially similar policies and risks and are managed by the same investment adviser and portfolio managers. Each Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. After the reorganization, the combined Fund will pursue its investment objectives by investing primarily in large and mid-capitalization common stocks that are, in the investment adviser’s view, selling at a reasonable price in relation to their long-term earnings growth rates. Under normal market conditions, the combined Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities.

Question 8.	What proposals will shareholders of the Funds be asked to vote on in connection with the proposed Reorganization?

Answer:	Shareholders of the MSP are being asked to vote on an Agreement and Plan of Reorganization.
Shareholders of the MCN are being asked to vote on the issuance of additional common shares of MCN in connection with the Reorganization.

Question 9.	Will shareholders of MSP receive new shares in exchange for their current shares?

Answer:
Yes. Upon the closing of the Reorganization, MSP shareholders will become shareholders of MCN. Holders of common shares of MSP will receive newly issued common shares of MCN, with cash being distributed in lieu of fractional common shares. The aggregate net asset value, as of the close of trading on the business day immediately prior to the closing of the Reorganization, of MCN common shares received by MSP shareholders (including, for this purpose, fractional MCN common shares to which shareholders would be entitled) will be equal to the aggregate net asset value of the common shares of MSP held by its shareholders as of such time. Fractional shares will be aggregated and sold on the open market and shareholders will receive cash in lieu of such fractional shares.

Current shareholders of MCN will remain shareholders of MCN following the Reorganization. Following the Reorganization, common shareholders of the Funds will hold a smaller percentage of the outstanding common shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Reorganization, and thus, a reduced percentage of ownership in the larger combined entity than they held in MCN or MSP individually.

Question 10.	Does the Reorganization constitute a taxable event for MSP’s shareholders?

Answer:
No. The Reorganization is intended to qualify as a tax-free “reorganization” for federal income tax purposes. It is expected that you will recognize no gain or loss for federal income tax purposes as a direct result of the Reorganization, except to the extent that you receive cash in lieu of a fractional MCN common share (as described above), which cash is expected to be de minimis. Prior to the closing of the Reorganization, MSP expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such distribution may be taxable to MSP’s shareholders for federal income tax purposes. In addition, to the extent that portfolio securities of MSP are sold in connection with the Reorganization, MSP may recognize gains or losses, which may increase or decrease the net capital gain or net investment income to be distributed by MSP. However, since MSP’s current portfolio composition is substantially similar to that of MCN, it is not currently expected that any significant portfolio sales will occur solely in connection with the Reorganization.

Question 11.	What will happen if the required shareholder approvals in connection with the Reorganization is not obtained?

Answer:
Because the closing of the Reorganization is contingent upon both MSP and MCN obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that your Fund’s Reorganization will not occur, even if your Fund obtains the requisite shareholder approval and your Fund satisfies all of its closing conditions, if the other Fund does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including continuing to operate the Fund as a stand-alone fund.

Question 12.	Will shareholders of the Funds have to pay any fees or expenses in connection with the Reorganization?

Answer:
No. The Adviser will bear the costs of the Reorganization. The adviser estimates the costs of the Reorganization will be approximately $20,000. However, a shareholder’s broker, dealer or other financial intermediary (each, a “Financial Intermediary”) may impose its own shareholder account fees for processing corporate actions, which could apply as a result of the Reorganization. These shareholder account fees, if applicable, are not paid or otherwise remitted to the Funds or the Funds’ investment adviser. The imposition of such fees is based solely on the terms of a shareholder’s account agreement with his, her or its Financial Intermediary and/or is in the discretion of the Financial Intermediary. Questions concerning any such shareholder account fees or other similar fees should be directed to a shareholder’s Financial Intermediary.

Question 13.	What is the timetable for the Reorganization?

Answer:	If the shareholder voting and other conditions to closing are satisfied (or waived), the Reorganization is expected to take effect on or about October 13, 2017, or as soon as practicable thereafter.

Question 14.	How does each Fund’s Board recommend that I vote on the Reorganization?

Answer:	After careful consideration, each Fund’s Board has determined that the Reorganization is in the best interests of its Fund and recommends that you vote FOR your Fund’s proposal(s).

Question 15.	Who do I call if I have questions?

Answer:
If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Alliance Advisors, LLC, the proxy solicitor hired by your Fund, at 1-855-976-3331. Please have the enclosed proxy card and Joint Proxy Statement/Prospectus available when you call.

Question 16.	How do I vote my shares?

Answer:
You may authorize your proxy by mail, phone or internet or vote in person at the Special Meeting. To authorize your proxy by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to authorize your proxy by phone or internet, please refer to the instructions found on the proxy card accompanying this Joint Proxy Statement/Prospectus. You may vote in person at the Special Meeting by attending in person and filling out a ballot.

Question 17.	Will anyone contact me?

Answer:
You may receive a call from Alliance Advisors, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

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JOINT PROXY STATEMENT/PROSPECTUS
MADISON COVERED CALL & EQUITY STRATEGY FUND
MADISON STRATEGIC SECTOR PREMIUM FUND
550 Science Drive
Madison, WI 53711

JOINT SPECIAL MEETING OF SHAREHOLDERS

June 30, 2017
This Joint Proxy Statement/Prospectus is being furnished in connection with a solicitation of proxies by the Board of Trustees (each a “Board” and together, the “Boards") of the Madison Covered Call & Equity Strategy Fund (“MCN”) and the Madison Strategic Sector Premium Fund (“MSP”) (each a “Fund” and together the “Funds"), for use at the Special Meeting of shareholders of each of the Funds to be held in the offices of Madison Asset Management, LLC (“Madison” or the “Adviser”), 550 Science Drive, Madison, Wisconsin 53711, on August 18, 2017 at 10:00 a.m., Central Time, and at any and all adjournments or postponements thereof (the “Special Meeting”) to consider the items set forth in the accompanying Notice of Special Meeting of Shareholders and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. MCN and MSP are each organized as a Delaware statutory trust. Shareholders of record of each Fund at the close of business on May 25, 2017 are entitled to receive notice of and to vote at the Special Meeting.
This Joint Proxy Statement/Prospectus, along with the Notice of Special Meeting of Shareholders and the proxy card, is being mailed to shareholders of record on or about June 30, 2017.
The Reorganization being proposed at the Special Meeting seeks to combine two funds that have the same investment objectives, and substantially similar policies and risks to achieve certain economies of scale and other operational efficiencies for the Funds.
In the Reorganization, (i) MSP will merge with and into MCN and shares of MSP will be converted into shares of common stock of MCN, par value $0.01 per share, and MCN’s assumption of substantially all of the liabilities of MSP; and (ii) the distribution of the newly issued MCN common shares received by MSP to its common shareholders, as part of the liquidation, dissolution and termination of MSP in accordance with applicable law (the “Reorganization”). The aggregate net asset value of the MCN common shares as of the Valuation Date (as defined in the Agreement and Plan of Reorganization) received by MSP in connection with the Reorganization will equal the aggregate net asset value of MSP common shares held by shareholders of MSP as of such time. No fractional MCN common shares will be distributed to MSP’s common shareholders in connection with the Reorganization and, in lieu of such fractional shares, MSP’s common shareholders will receive cash in an amount equal to a pro rata share of the proceeds from the sale of such fractional shares in the open market, which may be higher or lower than net asset value. MCN will continue to operate after the Reorganization as a registered closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

In order for the Reorganization to occur, each Fund must obtain all requisite shareholder approvals as well as certain consents, confirmations and/or waivers from various third parties. Because the closing of the Reorganization is contingent upon both MSP and MCN obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganization will not occur, even if shareholders of your Fund entitled to vote on the Agreement and Plan of Reorganization approve the Reorganization and your Fund satisfies all of its closing conditions, if the other Fund does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including continuing to operate the Fund as a stand-alone fund.
This Joint Proxy Statement/Prospectus concisely sets forth the information shareholders of the Funds should know before voting on the proposals and constitutes an offering of common shares of MCN only. Shareholders should read it carefully and retain it for future reference.
The following documents have been filed with the SEC and are incorporated into this Joint Proxy Statement/Prospectus by reference:

(i)	the Statement of Additional Information dated June 30, 2017, relating to this Joint Proxy Statement/Prospectus (the “Reorganization SAI”);

(ii)	the audited financial statements and the financial highlights for MSP contained in the Fund’s annual report for the fiscal year ended December 31, 2016; and

(iii)	the audited financial statements and the financial highlights for MCN contained in the Fund’s annual report for the fiscal year ended December 31, 2016.
No other parts of the Funds’ Annual Reports are incorporated by reference herein.
Copies of the foregoing documents may be obtained without charge by calling 1-800-767-0300 or writing either Fund at 550 Science Drive, Madison, Wisconsin 53711. If you wish to request a copy of the Reorganization SAI, please ask for the “MSP/MCN Reorganization SAI.” In addition, each Fund will furnish, without charge, a copy of its most recent Annual Report to a shareholder upon request. Any such request should be directed to the Fund by calling 1-800-767-0300 or by writing the Fund at 550 Science Drive, Madison, Wisconsin 53711.
The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds, including the Registration Statement on Form N-14 relating to the common shares of the MCN which this Joint Proxy Statement/Prospectus is a part, may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC’s website at www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s

Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102.
The common shares of MCN and MSP are listed on the New York Stock Exchange (the “NYSE”). Upon the closing of the Reorganization, it is expected that the common shares of the MCN will continue to be listed on the NYSE. Reports, proxy statements and other information concerning the Funds can be inspected at the offices of the NYSE and NYSE MKT, 11 Wall Street, New York, New York 10005.
This Joint Proxy Statement/Prospectus serves as a prospectus of MCN in connection with the issuance of the MCN common shares in the Reorganization. In this connection, no person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.
THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
The date of this Joint Proxy Statement/Prospectus is June 30, 2017.

TABLE OF CONTENTS

PROPOSAL 1: THE REORGANIZATION OF MSP INTO MCN	5
SYNOPSIS	5
COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES	11
RISKS OF THE FUNDS	25
MANAGEMENT OF THE FUNDS	30
PORTFOLIO MANAGERS	33
PORTFOLIO TRANSACTIONS AND BROKERAGE	36
DIVIDENDS AND DISTRIBUTIONS	38
MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION	40
NET ASSET VALUE	43
BENEFICIAL OWNERSHIP	45
SHARE PRICE DATA	45
FINANCIAL HIGHLIGHTS	48
INFORMATION ABOUT THE PROPOSED REORGANIZATION	50
OTHER COMPARISONS OF THE FUNDS	55

PROPOSAL 2: ISSUANCE OF MCN COMMON SHARES	57

INFORMATION ABOUT THE TRUSTEES	57

FURTHER INFORMATION REGARDING TRUSTEES AND OFFICERS	60

VOTING REQUIREMENTS AND OTHER INFORMATION	67

PRIVACY NOTICE	67

ADDITIONAL INFORMATION	68

EXHIBIT A: PROXY VOTING POLICIES AND PROCEDURES	A-1

EXHIBIT B: FORM OF AGREEMENT AND PLAN OF REORGANIZATION	B-1

EXHIBIT C: PRIVACY POLICY	C-1

PROPOSAL 1
THE REORGANIZATION OF MSP INTO MCN
SYNOPSIS
The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Reorganization SAI. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully.
Background of the Reorganization
The Boards of Trustees of each Fund, have approved the Reorganization of MSP into MCN. Each Board has determined that the Reorganization would be in the best interests of its Fund. The Reorganization seeks to combine two funds that are managed by Madison and have the same investment objectives and substantially similar policies, risks and portfolio compositions and are managed by the same portfolio managers. In light of these similarities, the proposed Reorganization is intended to reduce fund redundancies and create a single, larger fund that may benefit from anticipated operating efficiencies and economies of scale. The proposed Reorganization will result in lower total annual operating expenses for MCN shareholders following the Reorganization, due to MSP’s lower services fee which will be adopted by MCN pursuant to the Reorganization, a fund Board comprised of only Independent Trustees (i.e., persons who are not “interested persons” of the Funds), and an enhanced secondary trading market for common shares as a result of the greater share volume of the combined fund. The total annual operating expenses for MSP shareholders will remain unchanged. The Board of MSP (the “MSP Board”), based upon its evaluation of all relevant information, anticipates that the Reorganization would benefit shareholders of MSP. The Board of MCN (the “MCN Board”), based upon its evaluation of all relevant information, anticipates that the Reorganization would benefit shareholders of MCN.
The Boards also received a memorandum from counsel to the Funds outlining, among other things, the legal standards and certain other considerations relevant to the Boards’ deliberations. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds (hereafter, the “Independent Trustees”) also discussed these matters with their own independent counsel.
In order for the Reorganization to occur, each Fund must obtain all requisite shareholder approvals as well as certain consents, confirmations and/or waivers from various third parties. Because the closing of the Reorganization is contingent upon both of MSP and MCN obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganization will not occur, even if shareholders of your Fund that are entitled to vote on the Agreement and Plan of Reorganization approve the Reorganization and your Fund satisfies all of its closing conditions, if the other Fund does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including continuing to operate the

Fund as a stand-alone fund. For a complete discussion of the Boards’ considerations regarding the approval of the Reorganization, see “Additional Information About the Reorganization.”
Proposed Reorganization
The Agreement and Plan of Reorganization by and among MSP and MCN (the “Agreement”), in the form attached as Exhibit B, provides for: (i) MCN’s acquisition of all of the assets of MSP in exchange for newly issued common shares of MCN, par value $0.01 per share, and MCN’s assumption of all of the liabilities of MSP; and (ii) the distribution of the newly issued MCN common shares received by MSP to its shareholders as part of the liquidation, dissolution and termination of MSP in accordance with applicable law. No fractional MCN common shares will be distributed to MSP’s common shareholders in connection with the Reorganization and, in lieu of such fractional shares, MSP’s common shareholders will receive cash in an amount equal to a pro-rata share of the proceeds from the sale of such fractional shares in the open market, which may be higher or lower than net asset value. Such cash amount per shareholder for fractional shares is expected to be de minimis.
As a result of the Reorganization, the assets of MSP and MCN would be combined, and the shareholders of MSP would become shareholders of MCN. The closing date is expected to be on or about October 13, 2017, or such other date as the parties may agree (the “Closing Date”). Following the Reorganization, MSP would terminate its registration as an investment company under the 1940 Act and delist from the NYSE. MCN will continue to operate after the Reorganization as a registered closed-end management investment company with the investment objectives, strategies and policies described in this Joint Proxy Statement/Prospectus.
Federal Tax Consequences of the Reorganization
The Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. As a condition to closing, each Fund will receive, with respect to the proposed Reorganization, an opinion of DeWitt Ross & Stevens S.C., subject to certain representations, assumptions and conditions, substantially to the effect that the proposed Reorganization will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither Fund will recognize gain or loss for federal income tax purposes as a direct result of the Reorganization. It is also expected that shareholders of MSP who receive MCN common shares pursuant to the Reorganization will recognize no gain or loss for federal income tax purposes, except to the extent a common shareholder of MSP receives cash in lieu of a fractional MCN common share. Prior to the closing of the Reorganization, MSP expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to MSP’s shareholders for federal income tax purposes. In addition, to the extent that MSP’s portfolio securities are sold in connection with the Reorganization, MSP may recognize gains or losses, which may increase or decrease the net capital gain or net investment income to be distributed by MSP. However, since MSP’s current portfolio composition is substantially similar to that of MCN, it is not currently expected that any significant portfolio sales will occur solely in connection with the Reorganization.

Investment Objectives, Principal Investment Strategies and Policies
The Funds have the same investment objectives, and substantially similar investment strategies and policies. The primary investment objective of MSP is to provide a high level of current income and current gains. The secondary investment objective of MSP is of long-term capital appreciation. The investment objectives and fundamental policies of MCN are identical with those of MSP.
Comparative Risk Information
Because the Funds have the same investment objectives and substantially similar strategies, the principal risks of each Fund are substantially similar. Each Fund is subject to various risks associated with investing primarily in a portfolio of large and mid-capitalization stocks and writing (selling) covered call options on portfolio securities, including equity risk, option risk, foreign investment risk, mid-cap company risk, fund distribution risk, financial leverage risk, recent market developments risk, cybersecurity risk and as well as other risks described in more detail below.
Board of Trustees
MCN and MSP have the same three Independent Board members. MSP has two additional Board members who are “interested persons” (as defined in the 1940 Act). The management of each Fund, including general supervision of the duties performed by the Adviser under an Investment Advisory Agreement between the Adviser and each Fund (each, an “Investment Advisory Agreement”), is the responsibility of its Board.
Each Fund’s Board of Trustees is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year. The staggered board structure could delay for up to two years the election of a majority of the Board.
MCN’s board structure will remain in place following the closing of the Reorganization.
Investment Adviser
MCN and MSP have the same investment adviser, Madison Asset Management, LLC ("Madison" or the "Adviser"), a subsidiary of Madison Investment Holdings, Inc. (“MIH”), both located at 550 Science Drive, Madison, Wisconsin 53711. As of December 31, 2016, MIH, which was founded in 1974, and its affiliate organizations, including Madison, managed approximately $15 billion in assets, including open-end mutual funds, closed-end funds, separately managed accounts and wrap accounts. Madison is responsible for the day-to-day administration of the Funds’ activities. Investment decisions regarding each of the Funds can be influenced in various manners by a number of individuals. Generally, all management decisions are the ultimate responsibility of Madison’s Investment Strategy Committee. This committee is comprised of senior officers and managers of Madison.
Each Fund’s current Investment Advisory Agreement with Madison will remain in effect until July 2017 at which time it will be considered for renewal by the Fund’s Board. Pursuant to each Investment Advisory Agreement, each Fund has agreed to pay an annual management fee for the overall advisory services provided by Madison.

Under a separate Services Agreement with each Fund, the Adviser also provides or arranges to have a third party provide the Fund with such services as it may require in the ordinary course of its business. Services to the Fund include: compliance services, transfer agent services, custodial services, fund administration services, fund accounting services, and such other services necessary to conduct the Fund’s business. In addition, the Adviser shall arrange and pay for independent public accounting services for audit and tax purposes, legal services, the services of independent trustees of the Fund, a fidelity bond, and directors and officers/errors and omissions insurance.
The management and services fees for each Fund is based upon the average daily net assets of each Fund, and is computed and accrued daily and paid monthly, at the annual rates noted below.

	MSP	MCN	MCN Pro Forma Combined Fund
Management Fee	For the first $500 million in assets 0.80% For assets in excess of $500 million 0.60%	For all asset levels 0.80%	For the first $500 million in assets 0.80% For assets in excess of $500 million 0.60%
Service Fee	0.18%	0.26%	0.18%
Effect on Expenses
The proposed Reorganization will result in lower total annual operating expenses for MCN shareholders of the combined Fund following the Reorganization, due to MSP’s lower services fee which will be adopted by MCN pursuant to the Reorganization. The total annual operating expenses for MSP shareholders will remain unchanged.
Fee Table
The purpose of the comparative fee table is to assist you in understanding the various costs and expenses of investing in common shares of the Funds. The information in the table reflects the fees and expenses for each Fund’s fiscal year ended December 31, 2016, and the pro-forma expenses for the year ended December 31, 2016, for the combined fund as if the Reorganization occurred. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The Funds’ actual rates of return may be greater or less than the hypothetical 5% annual return shown in the Example.

	MSP	MCN	MCN Pro Forma Combined Fund(1)
Shareholder Fees
Maximum Sales Load (as a percentage of offering price) imposed on purchases of common shares	None	None	None
Annual Fund Operating Expenses
(as a percentage of average net assets attributed to common shares)
Management Fees(2)	0.80%	0.80%	0.80%
Other Expenses(3)	0.18%	0.26%	0.18%
Total Annual Fund Operating Expenses	0.98%	1.06%	0.98%

(1)
The Combined Fund Pro Forma figures reflect the impact of applying MSP’s lower “other expenses” due to the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization. All percentages are based on average net assets applicable to common shares for the twelve-months ended December 31, 2016.

(2)
Each Fund’s investment management fee is paid on average daily managed assets.  Managed assets are equal to the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness, entered into for the purpose of creating financial leverage). Amounts shown reflect the fee as a percentage of average daily net assets.

(3)	Other Expenses reflect the Service Agreement Fees paid to the Adviser as described above, and are estimated based on actual expenses from the prior fiscal year.
Example: The following examples illustrate the expenses that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

Fund	1 Year	3 Years	5 Years	10 Years
MSP (Acquired Fund)	$10	$31	$54	$120
MCN (Acquiring Fund)	$11	$34	$58	$129
MCN Pro Forma Combined Fund	$10	$31	$54	$120
Comparison of the Funds
MSP and MCN are diversified, closed-end management investment companies. Set forth below is certain comparative information about the organization, capitalization and operation of each Fund.
Organization

Fund	Organization Date	State of Organization	Entity Type	Fiscal Year End
MSP	February 4, 2005	Delaware	Statutory trust	December 31
MCN	May 6, 2004	Delaware	Statutory trust	December 31

Capitalization – Common Shares

Fund	Authorized Shares	Shares Outstanding(1)	Par Value Per Share	Preemptive, Conversion or Exchange Rights	Rights to Cumulative Voting	Exchange on which Common Shares are Listed
MSP	Unlimited	5,798,291	$0.01	None	None	NYSE
MCN	Unlimited	19,268,423	$0.01	None	None	NYSE
(1)As of April 30, 2017
 Further Information Regarding the Reorganization
The MSP Board has determined that the Reorganization is advisable and in the best interests of MSP and the shareholders of MSP. Similarly, the MCN Board has determined that the Reorganization, including the issuance of MCN shares, is advisable and in the best interests of MCN and its shareholders. As a result of the Reorganization, shareholders of each Fund will hold a reduced percentage of ownership in the larger combined fund than they did in either of the individual Funds.
As a condition to closing, each Fund will receive, with respect to its proposed Reorganization, an opinion of DeWitt Ross & Stevens S.C., subject to certain representations, assumptions and conditions, substantially to the effect that the proposed Reorganization will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that no Fund will recognize gain or loss for federal income tax purposes as a direct result of the Reorganization. It is also expected that shareholders of MSP who receive MCN common shares pursuant to the Reorganization will recognize no gain or loss for federal income tax purposes, except to the extent a common shareholder of the MSP receives cash in lieu of a fractional MCN common share. Prior to the closing of the Reorganization, MSP expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to MSP’s shareholders for federal income tax purposes. In addition, to the extent that MSP’s portfolio securities are sold in connection with the Reorganization, MSP may recognize gains or losses, which may increase or decrease the net capital gain or net investment income to be distributed by MSP. However, since MSP’s current portfolio composition is substantially similar to that of MCN, it is not currently expected that any significant portfolio sales will occur solely in connection with the Reorganization.
The MSP Board requests that shareholders of MSP approve MSP’s proposed Reorganization at the Special Meeting to be held on August 18, 2017 at 10:00 a.m. Central time. Shareholder approval of the Reorganization requires the vote of a majority of the outstanding voting securities of MSP, as defined under the 1940 Act, which means the vote of the lesser of (i) 67% or more of the common stock present at the meeting, if the holders of more than 50% of the outstanding common stock of MSP are present or represent by proxy; or (ii) more than 50% of the outstanding common stock of MSP. For additional information regarding voting requirements, see “Voting Requirements and Other Information.”

Investing in the combined fund following the Reorganization involves risks. For additional information, see “Risks of the Funds.”
The MSP Board recommends that shareholders of MSP vote “FOR” the Reorganization.
COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES
The following comparison summarizes the differences in the investment objectives and principal investment strategies of MSP and MCN. If the Reorganization is consummated, the current investment objective, principal investment strategies, and principal risks of MCN will remain in effect. Each Fund's investment objectives are considered fundamental and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.
Investment Objectives

MSP	MCN	Differences
To provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation.	To provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation.	None
Principal Investment Strategies/Portfolio Composition

MSP	MCN	Differences
Investment Parameters: The Fund invests at least 80% of its total assets in common stocks, with at least 65% of the amount so invested being invested in common stocks of large capitalization issuers that meet the Fund’s selection criteria. The Fund may invest the remainder of its common stock investments in companies that meet the Fund’s selection criteria but whose market capitalization is considered to be middle sized or “mid-cap.” The Fund’s investment adviser will allocate the Fund’s assets among stocks in sectors of the economy based upon the investment adviser’s views on forward earnings growth rates, adjusted to reflect the investment adviser’s views on economic and market conditions and respective sector risk factors.

Investment Universe: The Fund invests at least 80% of its total assets in common stocks, with at least 65% of its total assets in common stocks of large capitalization issuers. The Fund may invest the remainder of its total assets in companies that meet the Fund's growth and value criteria but whose market capitalization is considered as middle sized or "mid-cap."
The Fund will pursue its primary objective by employing an option strategy of writing (selling) a substantial amount (i.e., 80%) of covered call options on common stocks.
In addition to its covered call strategy the Fund may, to a lesser extent (not more than 20% of its total assets), pursue an option strategy that

MSP	MCN	Differences
Investment Parameters - continued:
The Fund will pursue its primary objective by employing an option strategy of writing (selling) a substantial amount (i.e., 80%) of covered call options on common stocks.
In addition to its covered call strategy the Fund may, to a lesser extent (not more than 20% of its total assets), pursue an option strategy that includes the sale (writing) of both put options and call options on certain of the common stocks in the Fund's portfolio. To seek to offset some of the risk of a larger potential decline in the event the overall stock market has a sizeable short-term or intermediate-term decline, the Fund may purchase up to 2% of total assets of put options on certain ETFs (exchanged traded funds) that trade like common stocks but represent certain market indices such as the Nasdaq 100 or S&P 500 that correlate with the mix of common stocks held in the Fund's portfolio.

Investment Universe - continued:
includes the sale (writing) of both put options and call options on certain of the common stocks in the Fund's portfolio. To seek to offset some of the risk of a larger potential decline in the event the overall stock market has a sizeable short-term or intermediate-term decline, the Fund may purchase put options on certain ETFs (exchanged traded funds) that trade like common stocks but represent certain market indices such as the Nasdaq 100 or S&P 500 that correlate with the mix of common stocks held in the Fund's portfolio.

No material differences.

Non-Income Producing Strategies:  The Fund may invest up to 20% of its total assets in other income- producing strategies, including investment grade debt securities, preferred stock, and convertible securities.

Non-Income Producing Strategies:  The Fund may invest up to 20% of its total assets in other income- producing strategies, including investment grade debt securities, preferred stock, and convertible securities.
None

MSP	MCN	Differences
Cash Equivalents: The Fund’s cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments. Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements and commercial paper.

Cash Equivalents: The Fund’s cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments. Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements and commercial paper.
None

Common Stocks: The Fund may invest in common stock. Common stock represents the residual ownership interest in the issuer.	Common Stocks: The Fund may invest in common stock. Common stock represents the residual ownership interest in the issuer.	None

Investment Grade Debt Securities: The Fund may invest in investment grade bonds of varying maturities issued by corporations and other business entities. The Fund considers bonds to be investment grade where such bonds are rated AAA, AA, A or BBB by Standard & Poor's Financial Services LLC or rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc., or if unrated, are determined by the Fund's Adviser to be of comparable credit quality.

Investment Grade Debt Securities: The Fund may invest in investment grade bonds of varying maturities issued by corporations and other business entities. The Fund considers bonds to be investment grade where such bonds are rated AAA, AA, A or BBB by Standard & Poor's Financial Services LLC or rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc., or if unrated, are determined by the Fund's Adviser to be of comparable credit quality.
None

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally as to dividends as well), but is subordinated to the liabilities of the issuer in all respects. The Fund's Adviser believes that preferred stock of certain companies offers the opportunity for capital appreciation as well as periodic income.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally as to dividends as well), but is subordinated to the liabilities of the issuer in all respects. The Fund's Adviser believes that preferred stock of certain companies offers the opportunity for capital appreciation as well as periodic income.
None

MSP	MCN	Differences
Convertible Securities: The Fund may invest in convertible securities and synthetic convertible securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer.

Convertible Securities: The Fund may invest in convertible securities and synthetic convertible securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer.
None

Credit Quality: With respect to the portion of its assets allocated to preferred securities and debt securities, the Fund may invest without limit in securities that at the time of investment are rated below investment grade (known as “junk bonds”) (Baa or lower) by Moody’s Investors Services Inc. (“Moody’s”), (BBB or lower) by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), or an equivalent rating by a nationally recognized statistical rating agency or that are unrated but judged to be below investment grade by the Adviser.

Credit Quality: With respect to the portion of its assets allocated to preferred securities and debt securities, the Fund may invest without limit in securities that at the time of investment are rated below investment grade (known as “junk bonds”) (Baa or lower) by Moody’s Investors Services Inc. (“Moody’s”), (BBB or lower) by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), or an equivalent rating by a nationally recognized statistical rating agency or that are unrated but judged to be below investment grade by the Adviser.
None

Debt Securities: The Fund may invest in debt securities. The Fund may also invest in loans and loan participations. The Fund may invest in debt securities of any rating, including below investment grade and unrated debt securities

Debt Securities: The Fund may invest in debt securities. The Fund may also invest in loans and loan participations. The Fund may invest in debt securities of any rating, including below investment grade and unrated debt securities.
None

MSP	MCN	Difference
Derivatives: The Fund is authorized to use various derivative instruments, such as exchange-listed and over-the-counter put and call options, future contracts, options on futures contracts, swaps, caps, floors or collars, to earn income, generate investment return, facilitate portfolio management and mitigate risks. The Fund may also seek to gain exposure to securities, indices or baskets of securities by investing in derivative instruments such as swap agreements.

Derivatives: The Fund is authorized to use various derivative instruments, such as exchange-listed and over-the-counter put and call options, future contracts, options on futures contracts, swaps, caps, floors or collars, to earn income, generate investment return, facilitate portfolio management and mitigate risks. The Fund may also seek to gain exposure to securities, indices or baskets of securities by investing in derivative instruments such as swap agreements.
None

Foreign Issuers: The Fund may invest up to 15% of its total assets in U.S. dollar-denominated securities of foreign issuers. The Fund may seek to gain exposure to foreign issuers by investing in derivative instruments, including swap agreements.

Foreign Issuers: The Fund may invest up to 15% of its total assets in U.S. dollar-denominated without limit in securities of foreign issuers. The Fund may seek to gain exposure to foreign issuers by investing in derivative instruments, including swap agreements.
None

Forward Foreign Currency Contracts: In the event that the Fund executes a foreign security transaction, the Fund may enter into forward foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency.

Forward Foreign Currency Contracts: In the event that the Fund executes a foreign security transaction, the Fund may enter into forward foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency.
None

MSP	MCN	Difference
Illiquid Securities: The Fund may invest up to 10% of its total assets in illiquid securities (i.e., securities that are no readily marketable). Illiquid securities may include, but are not limited to, restricted securities, securities that may only be resold pursuant to Rule 144A under the 1933 Act, as amended and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include interests in senior, senior subordinated or subordinated debt obligations.

Illiquid Securities: The Fund may invest without limit in illiquid securities (i.e. securities that are no readily marketable). Although no stated limitation, the Fund does not intend to invest more than 10% in illiquid securities. Illiquid securities may include, but are not limited to, restricted securities, securities that may only be resold pursuant to Rule 144A under the 1933 Act, as amended and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include interests in senior, senior subordinated or subordinated debt obligations.
No material differences.

Interest Rate Hedging Transactions: The Fund may enter into interest rate hedging transactions to hedge against interest rate risks inherent in its underlying investments and use of leverage.	Interest Rate Hedging Transactions: The Fund may enter into interest rate hedging transactions to hedge against interest rate risks inherent in its underlying investments and use of leverage.	None

Leverage:   Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the use of bank lines of credit or other borrowing, the issuance of debt securities and/or the issuance of preferred shares. The Fund may also borrow or issue debt securities for temporary purposes such as settlement of transactions. Any such financial leverage would be limited to an amount up to 20% of the Fund’s total assets (including the proceeds of such financial leverage). Although there is no current expectation that the Fund will utilize financial leverage, the Fund may utilize financial leverage in the future in connection with the Fund’s covered call option strategy during

Leverage: Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or the Fund may also borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as settlement of transactions. Any such financial leverage would be limited to an amount up to 20% of the Fund's total assets (including the proceeds of such financial leverage). Although the use of any financial leverage by the Fund may create an opportunity for increased net income, gains and capital appreciation for the Fund's common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities

MSP	MCN	Difference
Leverage - continued:  periods in which the Adviser believes that the interest and other costs of financial leverage are likely to be less than the expected returns on the portfolio assets acquired with the proceeds of such financial leverage. If financial leverage is utilized, there is no guarantee that it will be successful in enhancing the level of the Fund’s current income

Leverage - continued: purchased with financial leverage proceeds are greater than the cost of financial leverage, the Fund's return will be greater than if financial leverage had not been used.
Conversely, if the income or gain from the securities purchased with such proceeds does not cover the cost of financial leverage, the return to the Fund will be less than if financial leverage had not been used. Financial leverage also increases the likelihood of greater volatility of net asset value and market price of and dividends on the Fund's common shares than a comparable portfolio without leverage.
No material differences.

Other Investment Companies:  The Fund may invest up to 10% of the Fund’s total assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. The Fund expects that these investments will primarily be in ETFs. In addition, to seek to offset some of the risk of a larger potential decline in the event the overall stock market has a sizeable short-term or intermediate-term decline, the Fund may purchase put options or put option spreads (where another put option at a lower strike price is sold to offset the cost of the first put option) on certain ETFs that trade like common stocks but represent certain market indices such as the Nasdaq 100 or S&P 500 that correlate with the mix of common stocks held in the Fund’s portfolio.

Other Investment Companies:  The Fund may invest up to 10% of the Fund's total assets in securities of other open- or closed-end investment companies, including ETFs, which invest primarily in securities of the types in which the Fund may invest directly. The Fund expects that these investments will be primarily in ETFs. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Common shareholders of the Fund would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the same leverage risks described in this Joint Proxy Statement/Prospectus.
No material differences.

MSP	MCN	Difference
Repurchase Agreements: Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Adviser, acting under the supervision of the Board of Trustees of the Fund, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund will not enter into repurchase agreements with the Adviser or any of its affiliates.

Repurchase Agreements: Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Adviser, acting under the supervision of the Board of Trustees of the Fund, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund will not enter into repurchase agreements with the Adviser or any of its affiliates.
None

MSP	MCN	Difference
Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth in this Joint Proxy Statement/Prospectus. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage described above under “Leverage” and “Risks of the Fund - Financial Leverage Risk,” since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund designates liquid instruments on its books and records, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under circumstances in which the Fund does not designate liquid instruments on its books and records, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund’s limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth in this Joint Proxy Statement/Prospectus. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage described above under “Leverage” and “Risks of the Fund - Financial Leverage Risk,” since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund designates liquid instruments on its books and records, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under circumstances in which the Fund does not designate liquid instruments on its books and records, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund’s limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to

None

MSP	MCN	Difference
Reverse Repurchase Agreements - continued
repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Reverse Repurchase Agreements - continued
repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Temporary Defensive Positions: During unusual market circumstances, the Fund may temporarily invest a substantial portion of its assets in cash or cash equivalents, which may be inconsistent with the Fund’s investment objectives. In moving to a substantial temporary investments position and in transitioning from such a position back into full conformity with the Fund’s normal investment objectives and policies, the Fund may incur transaction costs that would not be incurred if the Fund had remained fully invested in accordance with such normal policies.

Temporary Defensive Positions: When a temporary defensive posture is believed by the Adviser to be warranted ("temporary defensive periods"), the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody's; and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods,

MSP	MCN	Difference

Temporary Defensive Positions - continued
the Fund may also invest, to the extent permitted by applicable law, in shares of money market mutual funds, which, under current law, in the absence of an exemptive order will not be affiliated with the Adviser.
No material differences.

U.S. Government Securities: The Fund will generally invest in U.S. government securities, which are those securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. government provides financial support to such U.S. government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

U.S. Government Securities: The Fund will generally invest in U.S. government securities, which are those securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. government provides financial support to such U.S. government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.
None

Fundamental Policies and Restrictions.

The following are Fundamental Policies and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

MSP	MCN	Differences
Senior Securities and Borrowing. The Fund may not issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by applicable law.	Senior Securities and Borrowing. The Fund may not issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by applicable law.	None

Acting as Underwriter: The Fund may not act as an underwriter of securities of other issuers, except to the extent that the Fund might be considered an underwriter within the meaning of the Securities Act of 1933 (the “1933 Act”) in the disposition of securities.

Acting as Underwriter: The Fund may not act as an underwriter of securities of other issuers, except to the extent that the Fund might be considered an underwriter within the meaning of the Securities Act of 1933 (the “1933 Act”) in the disposition of securities.
None

Industry Concentration: The Fund may not invest in any security if, as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry or group of related industries (as such terms are defined by the Fund’s Board of Trustees) except (a) excluding securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions, (b) when the Fund has taken a temporary defensive position, or (c) as otherwise permitted by applicable law.

Industry Concentration: The Fund may not invest in any security if, as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry or group of related industries (as such terms are defined by the Fund’s Board of Trustees) except (a) excluding securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions, (b) when the Fund has taken a temporary defensive position, or (c) as otherwise permitted by applicable law.
None

MSP	MCN	Differences
Real Estate: The Fund may not purchase or sell real estate, except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by applicable law.

Real Estate: The Fund may not purchase or sell real estate, except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by applicable law.
None

Commodities: The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.

Commodities: The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.
None

Lending: The Fund may not make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33% of the Fund’s total assets, (c) by engaging in repurchase agreements or as may otherwise be permitted by applicable law.

Lending: The Fund may not make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33% of the Fund’s total assets, (c) by engaging in repurchase agreements or as may otherwise be permitted by applicable law.
None

MSP	MCN	Differences
Diversification: The Fund is classified as a “diversified” investment company under the 1940 Act, which means it will limit the proportion of its total assets that may be invested in the securities of a single issuer.  The Fund will not purchase more than 10% of the outstanding voting securities of any one issuer, or, with respect to 75% of its total assets, invest in securities of any one issuer if immediately after and as a result of such investment more than 5% of the total assets of the Fund would be invested in securities of such issuer.

Diversification: The Fund is classified as a “diversified” investment company under the 1940 Act, which means it will limit the proportion of its total assets that may be invested in the securities of a single issuer.  The Fund will not purchase more than 10% of the outstanding voting securities of any one issuer, or, with respect to 75% of its total assets, invest in securities of any one issuer if immediately after and as a result of such investment more than 5% of the total assets of the Fund would be invested in securities of such issuer.
None

Non-Fundamental Policies and Restrictions.

The following are Non-Fundamental Policies and may be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

MSP	MCN	Differences
Sector Concentration: The Fund will not invest more than 35% of its net assets in the securities of any single sector.	Sector Concentration: No stated sector limitation. However, MCN does not invest or intend to invest in more than 35% of its net assets in the securities of any single sector.	No material differences.
Single Security: The Fund may invest no more than 4% of total assets in any single security.	Single Security: The Fund may invest no more than 4% of total assets in any single security.	None
Mid Cap: The Fund may invest up to 35% of its net assets in mid-cap companies.	Mid Cap: No stated limitation, however, MCN does not intend to invest more than 35% of its net assets in mid-cap companies.	No material differences.
Short Sales: No stated limitation, however, MSP does not invest in more than 25% of its assets in short sales, more than 10% of total assets in short sales of any one issuer or over 5% of an issuer’s voting shares in short sales.

Short Sales: The Fund may not invest more than 25% of total assets in short sales. The Fund may not invest over 10% of total assets in short sales of any one issuer. The Fund may not invest over 5% of an issuer's voting shares in short sales.
No material differences.

RISKS OF THE FUNDS
The Funds are closed-end management investment companies designed primarily as long-term investments and not as trading vehicles. The Funds are not intended to be complete investment programs and, due to the uncertainty inherent in all investments, there can be no assurance that the Funds will achieve their investment objectives. Because the Funds’ investment strategies are substantially similar and their fundamental policies are the same, the risks of investing in the Funds are also substantially similar with no material differences. The following are the principal risks of investing in each Fund, and if the Reorganization is consummated, the risks of MCN will remain in effect:
Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Equity Risk. Substantially all of the Fund's assets will be invested in common stocks and (to a lesser extent) preferred equity securities, and therefore a principal risk of investing in the Fund is equity risk. Equity risk is the risk that securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
Risks Associated With Options on Securities. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation ("OCC") as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.
The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund's capital appreciation potential on the underlying security.
When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund's potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.
To the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.
Limitation of Option Writing Risk. The number of call options the Fund can write is limited by the number of shares of common stock the Fund holds, and further limited by the fact that call options represent 100 share lots of the underlying common stock. The Fund will not write "naked" or uncovered call options. Furthermore, the Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
Risks of Mid-Cap Companies. Mid-cap companies often are newer or less established companies than larger companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of mid-cap companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.
Income Risk. The income common shareholders receive from the Fund is based primarily on the premiums the Fund receives from writing options as well as the dividends and interest it earns from its investments, which can vary widely over the short- and long-term. If prevailing market interest rates drop, distribution rates of the Fund's portfolio holdings of preferred securities and debt securities may decline which then may adversely affect the Fund's distributions on common shares as well. The Fund's income also would likely be affected adversely when prevailing short-term interest rates increase at any time during which the Fund is utilizing financial leverage.
Foreign Securities Risk. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include: less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices; many non-U.S. markets are smaller, less liquid and more volatile; in a changing market, the Adviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers desirable; the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; economic, political and social developments may adversely affect the securities markets; and withholding and other non-U.S. taxes may decrease the Fund's return.
Derivatives Risk. In addition to the risks associated with its option strategies, the Fund may, but is not required or expected to any significant extent, participate in certain derivative transactions. Such transactions entail certain execution, market, liquidity, hedging and tax risks. Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Adviser's prediction of movements in the direction of the securities and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.
Illiquid Securities Risk. Although the Fund does not anticipate doing so to any significant extent, the Fund may invest in securities for which there is no readily available trading market or are otherwise illiquid. It may be difficult to sell such securities at a price representing the fair value and where registration is required, a considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell.
Fund Distribution Risk. Pursuant to its distribution policy, the Fund intends to make regular quarterly distributions on its common shares. In order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund's ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission (the "SEC"), which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund's net investment company income and net realized capital gain for that year, the excess will generally constitute a return of capital. Such return of capital distributions generally are tax-free up to the amount of a common shareholder's tax basis in the common shares (generally, the amount paid for the common shares). In addition, such excess distributions will decrease the Fund's total assets and may increase the Fund's expense ratio.
Market Discount Risk. Whether investors will realize gains or losses upon the sale of shares of the Fund will depend upon the market price of the shares at the time of sale, which may be less or more than the Fund's net asset value per share. Since the market price of the shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value or at, below or above the public offering price. Shares of closed-end funds often trade at a discount to their net asset values, and the

Fund's shares may trade at such a discount. This risk may be greater for investors expecting to sell their shares of the Fund soon after completion of the public offering. The shares of the Fund were designed primarily for long-term investors, and investors in the shares should not view the Fund as a vehicle for trading purposes.
Other Investment Companies Risk. The Fund may invest up to 10% of the Fund's total assets in securities of other open- or closed-end investment companies, including ETFs, which invest primarily in securities of the types in which the Fund may invest directly. The Fund expects that these investments will be primarily in ETFs. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the same leverage risks described in this Joint Proxy Statement/Prospectus.
Financial Leverage Risk. Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or the Fund may also borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as settlement of transactions. Any such financial leverage would be limited to an amount up to 20% of the Fund's total assets (including the proceeds of such financial leverage). Although the use of any financial leverage by the Fund may create an opportunity for increased net income, gains and capital appreciation for the common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with financial leverage proceeds are greater than the cost of financial leverage, the Fund's return will be greater than if financial leverage had not been used.
Conversely, if the income or gain from the securities purchased with such proceeds does not cover the cost of financial leverage, the return to the Fund will be less than if financial leverage had not been used. Financial leverage also increases the likelihood of greater volatility of net asset value and market price of and dividends on the common shares than a comparable portfolio without leverage.
Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In acting as the Fund's investment manager of its portfolio securities, the Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.
Recent Market Developments Risk. Global and domestic financial markets have periodically experienced periods of unprecedented turmoil. Recently, markets have witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist. Continuing uncertainty as to the status of the euro and European Monetary Union has created significant volatility in currency and financial markets generally. A return to unfavorable economic conditions or sustained economic slowdown could adversely impact the Fund’s portfolio. Financial market conditions, as well as various social and political tensions in the United States and around the world, may contribute to increased market volatility and may have long-term effects on the United States and worldwide financial markets and cause further economic uncertainties or deterioration in the United States and worldwide. The Fund’s Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the United States and global economies and securities markets.
Cybersecurity Risk. The Fund is also subject to cybersecurity risk, which includes the risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the Fund, the Adviser, and other service providers, their systems, networks, or devices could potentially be breached. The Fund, its shareholders, and the Adviser could be negatively impacted as a result of a cybersecurity breach. The Fund cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the Fund. The Fund does monitor this risk closely.
Additional Risks. While investments in securities have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Fund, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the Fund.
MANAGEMENT OF THE FUNDS
Background
MCN was organized as a Delaware statutory trust on May 6, 2004. MCN is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 (“1940 Act”), as amended, and the Securities Act of 1993, as amended. MSP was organized as a Delaware statutory trust on February 4, 2005. MSP is registered as a diversified, closed-end management investment company under the 1940 Act, as amended, and the Securities Act of 1933, as amended.
Information About Trustees and Officers
The business and affairs of MSP and MCN are managed under the direction of each Fund’s Board. MCN and MSP have the same Independent Trustees, and officers. MSP has two additional Trustees who are “interested persons” (as defined in the 1940 Act). The management of each Fund, including general supervision of the duties performed by the Adviser under an Investment Advisory Agreement between the Adviser and each Fund (each, an “Investment Advisory Agreement”), is the responsibility of its Board. MSP currently has five (5) Board Members, two (2) of whom are “interested persons” (as defined in the 1940 Act) and three (3) of whom are not interested persons. MCN currently has three (3) Board Members, none of whom are “interested persons” (as defined in the 1940 Act).
Each Fund’s Board of Trustees is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year. The staggered board structure could delay for up to two years the election of a majority of the Board.
MCN’s board structure will remain in place following the closing of the Reorganization. Information pertaining to the Trustees and officers of MCN is set forth under “Information About the Trustees” and “Further Information Regarding Trustees and Officers” below.
Investment Adviser
The Funds’ investment adviser (the “Adviser”) is Madison Asset Management, LLC, a subsidiary of Madison Investment Holdings, Inc. (“MIH”), both located at 550 Science Drive, Madison, Wisconsin 53711. As of December 31, 2016, MIH, which was founded in 1974, and its affiliate organizations, including Madison, managed approximately $15 billion in assets, including open-end mutual funds, closed-end funds, separately managed accounts and wrap accounts. Madison is responsible for the day-to-day administration of the Funds’ activities. Investment decisions regarding each of the Funds can be influenced in various manners by a number of individuals. Generally, all management decisions are the ultimate responsibility of Madison’s Investment Strategy Committee. This committee is comprised of senior officers and managers of Madison. MIH serves as the holding company for the Madison organization.
Unless earlier terminated as described below, each Fund’s Investment Advisory Agreement with Madison will remain in effect until July 2017. Each Investment Advisory Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Board Members who are not interested persons of any party to the Investment Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Advisory Agreement may be terminated at any time, without penalty, by either the Fund or Madison upon 60 days’ written notice to the other party and is automatically terminated in the event of its assignment as defined in the 1940 Act.
If the Reorganization is consummated, the combined fund will maintain MCN’s management fee rate of 0.80% of MCN’s average managed assets, but will adopt MSP's breakpoint at $500 million of average managed assets.
A discussion of the basis for the Board’s most recent approval of each Fund’s Investment Advisory Agreement and the Sub-Advisory Agreement is included in the Fund’s Annual Report for the fiscal year ended December 31, 2016.

Code of Ethics
The Funds and Madison have adopted a joint code of ethics under Rule 17j-1 of the 1940 Act that covers the conduct (including the personal securities transactions) of each of their respective officers, trustees and employees.
In general, the codes of ethics restrict purchases or sales of securities being purchased or sold, or being considered for purchase or sale, on behalf of the Trust by any person subject to the code. In addition, the codes restrict such persons in their purchases of securities in an initial public offering and in private offerings of securities. The codes of ethics also establish certain “blackout periods” during which persons subject to the code, or certain classes of persons, may not effect personal securities transactions. Certain specified transactions are exempt from the provisions of the codes of ethics.
The codes of ethics generally prohibit employees from engaging in personal securities transactions in any security that a Madison client might trade within seven days before or after the employee, except certain de minimis transactions may be exempt. Employees must request preclearance to trade any securities that are not otherwise specifically exempted from this preclearance requirement. Securities exempt from preclearance are mutual funds, U.S. Treasury securities and certain securities identified by Madison’s preclearance officer as securities that will not be held in any client (or fund) portfolio. Madison (or its affiliates) may manage accounts of its employees in the same manner as other clients pursuant to a particular model or strategy. When managing employee accounts, in order to address potential conflicts of interest, Madison must trade the employee account at the conclusion of trading of all other clients managed pursuant to the same strategy (including any fund portfolio managed pursuant to a particular strategy) and employee accounts must be managed in the same manner as the applicable strategy model without exceptions. Likewise, employees may establish accounts with independent asset managers and are not required to obtain preclearance for transactions in their accounts as long as the independent asset manager provides written confirmation to Madison that Madison’s employees are prohibited from exercising any discretion over the account.
MCN’s Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. MCN’s code of ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.
Proxy Voting
Each of the Funds, has adopted the proxy voting policies and procedures of Madison. Madison votes proxies relating to portfolio securities in accordance with procedures that have been approved by each Fund’s Board. The Fund’s Proxy Voting Policies and Procedures are attached hereto as Exhibit A. You may obtain a description of these procedures, along with information regarding how MCN voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the SEC’s website at http://www.sec.gov.

 PORTFOLIO MANAGERS

Portfolio Management

Each Fund is managed by the same team of portfolio managers. Biographical information regarding the management team is set forth below:
Ray DiBernardo, CFA
Mr. DiBernardo has been a Vice President and Portfolio Manager of Madison since joining the firm in 2003. He has been a portfolio manager for each of MCN and MSP since its inception. He has been working in the financial services industry since 1984. Prior to joining Madison in 2003, Mr. DiBernardo was employed at Concord Trust in Chicago, IL, as well as a Toronto-based international equity firm. He earned his BA from the University of Western Ontario.

Walter Dewey, CFA
Mr. Dewey has been a Vice President and Portfolio Manager of Madison since joining the firm in December 2012. He has been a portfolio manager for MCN and MSP since February 2016. Prior to joining Madison, he served as a portfolio manager for Reinhart Partners, Inc. (“Reinhart”), an investment advisory firm, since 2008. For the twenty years prior to joining Reinhart, Mr. Dewey was a portfolio manager for U.S. Bancorp in Madison, WI. He earned his BBA from the University of Wisconsin-Madison.

Drew Justman, CFA
Mr. Justman has been a Vice President and Portfolio Manager of Madison since July 2015. He has been a portfolio manager for MCN and MSP since December 2016. Prior to serving as a Portfolio Manager of Madison, he was an equity analyst for Madison since he joined the firm in 2005. He has been working in the financial services industry since 2001. He earned his BBA in finance and economics and M.S. in finance from the University of Wisconsin-Madison, specializing in the Applied Security Analysis Program. Prior to joining Madison he worked at Merrill Lynch.

Other Accounts Managed by Portfolio Managers

The following table provides information as of December 31, 2016, regarding any other accounts managed by the portfolio managers and portfolio management team members for MCN. As noted in the table, the portfolio managers managing the Fund may also manage or be members of management teams for other mutual funds within the Madison Fund complex or other similar accounts.

Ray DiBernardo

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	3	$430,035,337	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1,328	$1,085,731,257	0	$0

Walter Dewey

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	3	$430,035,377	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	540	$519,300,371	0	$0

Drew Justman

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	6	$1,126,877,518	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1,328	$1,085,731,257	0	$0

Conflicts of Interest
Potential conflicts of interest may arise because Madison engages in portfolio management activities for clients other than the Funds. For example, portfolio managers at Madison and its affiliates typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of wealthy individuals as well as institutions such as pension funds, colleges and universities, insurance companies and foundations), subadvised accounts that we manage for other investment advisers and model accounts for which we only provide recommendations to our clients and do not have discretion to actually trade the accounts.
Our portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. Likewise, we may purchase securities for one portfolio and sell the same security from another. To address the potential conflicts that occur as a result, Madison adopted a variety of portfolio security aggregation, brokerage and trade allocation policies which are designed to provide reasonable assurance that buy and sell opportunities are allocated fairly among clients. Likewise, Madison has policies to address “cross selling” from one account to another. In this manner, we seek to address any potential conflicts associated with managing multiple accounts for multiple clients.
Portfolio Management Team Compensation
Madison believes portfolio managers should receive compensation for the performance of the firm’s client accounts, their individual effort, and the overall profitability of the firm. As such, portfolio managers receive a base salary, as well as an incentive bonus based on the attainment of certain goals and objectives in the portfolio management process (described below). The manager also participates in the overall profitability of the firm directly, through an ownership interest in the firm, or indirectly, through a firm-sponsored profit sharing plan. Madison believes its portfolio managers’ goals are aligned with those of long-term investors, recognizing client goals to outperform over the long-term, rather than focus on short-term performance. With regard to incentive compensation, the incentive pools for the asset allocation, equity and fixed-income teams are calculated based on a percentage of revenue from each investment strategy.  Equity and fixed income team managers are rewarded for performance relative to their benchmark(s) over both a one- and three-year period (measured on a pre-tax basis).  The asset allocation team managers are rewarded for performance relative to their benchmark(s) over a one-, three- and five-year period (measured on a pre-tax basis), which is based on a risk-adjusted return. Incentive compensation earned is paid out over a two year period, so that if a portfolio manager leaves the employ of Madison, he or she forfeits a percentage of his or her incentive compensation.  The purpose of this structured payout is to aid in the retention of investment personnel.  All incentive compensation must be approved by the compensation committee.
The incentive compensation pool shared by the members of the firm’s asset allocation and equity management teams is based on the performance of the firm’s various asset allocation and equity composites (or some combination of such composites and the relevant mutual fund(s)) measured against the appropriate index benchmarks. All firm asset allocation and equity accounts, including mutual funds, regardless of whether they are included in such composites, are managed with the same general investment philosophy, approach and applicable allocations, quality and other portfolio characteristics.
The incentive compensation pool shared by the members of the firm’s fixed-income management team is based on the performance of the firm’s various fixed-income composites measured against the appropriate index benchmarks. All firm fixed-income accounts, including mutual funds, regardless of whether they are included in such composites, are managed with the same general investment philosophy, approach and applicable allocations regarding duration, spreads and other fixed-income characteristics.
There is no difference in the way the firm compensates portfolio managers for managing a mutual fund or a private client account (or any other type of account). Instead, compensation is based on the entire employment relationship, not on the performance of any single account or type of account.
Portfolio Manager Securities Ownership

As of April 30, 2017, beneficial ownership of shares of MSP and MCN was as follows:

Portfolio Manager	Dollar ($) Range of MSP Shares Beneficially Owned	Dollar ($) Range of MCN Shares Beneficially Owned
Ray DiBernardo	None	None
Walter Dewey	None	None
Drew Justman	None	None

PORTFOLIO TRANSACTIONS AND BROKERAGE
Madison is responsible for: (1) decisions to buy and sell securities for each of the Funds, (2) the selection of brokers and dealers to effect such transactions and (3) the negotiation of brokerage commissions, if any, charged on such transactions. In general, Madison seeks to obtain prompt and reliable execution of orders at the most favorable prices or yields when purchasing and selling fund securities. In determining the best execution, Madison may take into account a dealer’s operational and financial capabilities, the type of transaction involved, the dealer’s general relationship with Madison and any statistical, research or other services the dealer provides it, including payment for Madison’s use of research services. This may include brokerage and research provided by third parties that is paid for by so-called “soft dollars” earned as a result of fund brokerage transactions (to the extent permitted by law or regulation). Research and statistical information regarding securities may be used by Madison for the benefit of all members of the mutual funds and other clients of MIH, Madison and their affiliates. Therefore, the Funds may not be Madison’s only client that benefits from its receipt of research and brokerage from the brokers and dealers the Funds use for their trading needs. However, as a policy matter, Madison will not pay higher commissions to any particular broker that provides it soft dollar brokerage or research benefits than Madison would pay to any other full-service institutional broker that did not provide such benefits (although “full service” commission rates are generally higher than “execution only” commission rates). Madison considers brokerage and research benefits earned through soft dollars in determining whether it is obtaining best execution of securities transactions for the Funds. In the event that any non-price factors are taken into account and the execution price paid is increased, it would only be in reasonable relation to the benefit of such non-price factors to MCN or MSP as Madison determines in good faith.
The “research” that is purchased with soft dollars includes services and/or products provided by a broker, the primary use of which must directly assist Madison in its “investment decision-making process” and not in the management of Madison. The term “Investment Decision-Making Process” refers to the quantitative and qualitative processes and related tools Madison uses in rendering investment advice to the Funds and its other clients, including financial analysis, trading and risk analysis, securities selection, broker selection, asset allocation, and suitability analysis.
Research may be proprietary or third party. Proprietary research is provided directly from a broker (for example, research provided by broker analysts and employees about a specific security or industry or region, etc.). Third party research is provided by the payment by a broker, in full or in part, for research services provided by third parties. Both types of research may involve electronically and facsimile provided research and electronic portfolio management services and computer software supporting such research and services. Typical third party research providers include, by way of example, Bloomberg, Research Direct, Baseline, Bondedge, Cornerstone, Bank Credit Analysis, S&P CreditWeek, etc. For example, a tool that helps Madison decide what might happen to the price of a particular bond following a specific change in interest rates is considered research because it affects Madison’s decision making process regarding that bond.
Madison may receive from broker’s products or services which are used by Madison both for research and for administrative, marketing or other non-research purposes. In such instances, Madison makes a good faith effort to determine the relative proportion of its use of such product/service that is for research. Only that portion of the research aspect of the cost of obtaining such product/service may be paid for using soft dollars. Madison pays the remaining portion of the cost of obtaining the product or service in cash from its own resources.
Although Madison believes that all its clients and those of its affiliates, including the Funds, benefit from the research received by it from brokers, Madison may not necessarily use such research or brokerage services in connection with the accounts that paid commissions to or otherwise traded with the brokers providing such research or services in any given period.
Brokers or dealers who execute portfolio transactions for the Funds may also sell fund shares; however, any such sales will not be either a qualifying or disqualifying factor in selecting brokers or dealers. Such activity is not considered when making portfolio brokerage decisions. In addition to transactions on which Madison pays commissions, Madison may also engage in portfolio transactions directly with a dealer acting as a principal. As a result, the transaction will not involve payment of commissions. However, any purchases from an underwriter or selling group could involve payments of fees and concessions to the underwriting or selling group.
Madison’s policy and procedures with respect to brokerage are periodically reviewed by the Board of Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing policies and practices may be changed, modified or eliminated without prior notice to shareholders.
DIVIDENDS AND DISTRIBUTIONS
Distributions
As a general matter, each Fund has a quarterly distribution policy and each Fund seeks to maintain a stable level of distributions. Each Fund’s present policy, which may be changed by its Board, is to make regular quarterly distributions to holders of its shares at a level rate (stated in terms of a fixed cents per common share distribution rate) that reflects the past and projected performance of the Fund. The distribution rate may be modified by the Board from time to time. Distributions to shareholders are recorded by the Funds on the ex-dividend date. Distributions paid by the Funds are subject to recharacterization for U.S. federal income tax purposes. A portion of the distributions paid by the Funds may be reclassified to return of capital and long-term capital gains upon the final determination of the Funds’ taxable income for the year. Any such recharacterization of a distribution in the future may result in different tax treatment of that portion of the distribution. During the last fiscal year, the Funds’ distributions did include portions of return of capital. Return of capital is a return to investors of a portion of their original investment in the Fund. Net realized gains, unless offset by any available capital loss carryforward, are generally distributed to shareholders annually, although net realized gains may be retained by the Funds in certain circumstances.
MSP currently targets a distribution that is fixed at $0.26 per share each quarter, while MCN has a target distribution that is fixed at $0.18 per share each quarter. The yields for MCN and MSP are substantially similar. MCN will continue to target its quarterly distribution amount after the Reorganization. MCN’s ability to maintain a level distribution rate will depend on a number of factors. The net income of MCN generally consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of MCN are accrued each day. Over time, all the net investment income of MCN will be distributed. At least annually, MCN also intends to effectively distribute net capital gain and ordinary taxable income, if any, after paying any accrued distributions. Although it does not now intend to do so, the Board may change MCN’s distribution policy and the amount or timing of the distributions based on a number of factors, including the amount of the Fund’s undistributed net investment income and historical and projected investment income and the amount of the expenses.
At least annually, MCN may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise allocable to shareholders and pay federal income tax on the retained gain. As provided under federal income tax law, shareholders will include their share of the retained net capital gain in their income for the year as a long-term capital gain (regardless of their holding period in the shares), and will be entitled to an income tax credit or refund for the federal income tax deemed paid on their behalf by MCN.
Dividend Reinvestment Plan
Generally, the terms of the dividend reinvestment plan (the “Plan”) for MCN and MSP are identical. Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all

distributions declared on common shares of the Fund will be automatically reinvested by the Plan Administrator in the Fund’s Dividend Reinvestment Plan (the “Plan”) in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Distribution”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Distribution, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Distribution amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Distribution by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Distribution will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Distribution, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Distribution amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Distribution had been paid in Newly Issued Common Shares on the Distribution payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Distribution amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Distribution amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Distribution will be divided by 95% of the market price on the payment date.
The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Distributions.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., 250 Royall St., Canton, MA 02021, Phone Number: 1-781-575-4523.
MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION
 The following is a summary of certain federal income tax consequences of the Reorganization.  The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect).  The discussion is limited to U.S. persons who hold shares of common stock of a Fund as capital assets for federal income tax purposes (generally, assets held for investment).  This summary does not address all of the federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws.  No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization.  No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below.  This summary of federal income tax consequences is for general information only.  The Funds’ shareholders should consult their own tax advisers regarding the federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.
As a condition to each Fund’s obligation to consummate the Reorganization, each Fund will receive a tax opinion from DeWitt Ross & Stevens S.C. (which opinion will be based on certain factual representations and certain customary assumptions) with respect to its Reorganization substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.
The transfer of substantially all of the assets of MSP to MCN in exchange solely for MCN shares and the assumption by MCN of substantially all of the liabilities of MSP, followed by the distribution to MSP shareholders of all MCN shares received by MSP in complete liquidation of MSP will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and MCN and MSP will each be a “party to the Reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

2.
No gain or loss will be recognized by MCN upon the receipt of substantially all of the assets of MSP solely in exchange for MCN shares and the assumption by MCN of substantially all of the liabilities of MSP.

3.
No gain or loss will be recognized by MSP upon the transfer of substantially all of MSP’s assets to MCN solely in exchange for MCN shares and the assumption by MCN of substantially all of the liabilities of MSP or upon the distribution (whether actual or constructive) of all such MCN shares to MSP shareholders solely in exchange for such shareholders’ shares of MSP in complete liquidation of MSP.

4.
No gain or loss will be recognized by MSP shareholders upon the exchange of their MSP shares solely for MCN shares in the Reorganization, except to the extent MSP’s shareholders receive cash in lieu of a fractional MCN common share.

5.
The aggregate basis of MCN shares received by MSP shareholder pursuant to the Reorganization (including any fractional MCN common share to which a shareholder would be entitled) will be the same as the aggregate basis of MSP shares exchanged therefor by such shareholder. The holding period of MCN shares received by MSP shareholder (including any fractional MCN common share to which a shareholder would be entitled) will include the period during which MSP shares exchanged therefor were held by such shareholder, provided MSP shares are held as capital assets at the time of the Reorganization.

6.
The basis of MSP’s assets transferred to MCN will be the same as the basis of such assets to MSP immediately before the Reorganization. The holding period of the assets of MSP in the hands of MCN will include the period during which those assets were held by MSP.

No opinion will be expressed as to (1) the effect of the Reorganization on MSP, MCN or any MSP shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.
If MSP shareholder receives cash in lieu of a fractional MCN, the shareholder will be treated as having received the fractional MCN share pursuant to the Reorganization and then as having sold that fractional MCN share for cash. As a result, each MSP shareholder generally will recognize gain or loss equal to the difference between the amount of cash received and the basis in the fractional MCN share to which the shareholder is entitled. This gain or loss generally will be a capital gain or loss and generally will be long-term capital gain or loss if, as of the effective time of the Reorganization, the holding period for the shares (including the holding period of MSP shares surrendered therefor if MSP Shares were held as capital assets at the time of the Reorganization) is more than one year. The deductibility of capital losses is subject to limitations. Any cash received in lieu of a fractional share may be subject to backup withholding taxes.
Prior to the closing of the Reorganization, MSP will declare a distribution to its shareholders, which together with all other distributions to shareholders made with respect to the taxable year in which the Reorganization occurs and all prior taxable years, will have the effect of distributing to shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards), if any, through the Closing Date of the Reorganization. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes. Each Fund designates distributions to shareholders as consisting of particular types of income (such as exempt interest, ordinary income and capital gain) based on the proportionate share of the total distributions paid by the Fund during the year. Additional distributions may be made if necessary. All dividends and distributions will be paid in cash unless a shareholder has made an election to reinvest dividends and distributions in additional shares under MSP’s dividend reinvestment plan. Taxable dividends and distributions are subject to federal income tax whether received in cash or additional shares.
After the Reorganization, the combined fund’s ability to use MSP’s or MCN’s pre-Reorganization capital losses, if any, may be limited under certain federal income tax rules applicable to Reorganization of this type. Therefore, in certain circumstances, shareholders may pay federal income taxes sooner, or pay more federal income taxes, than they would have had the Reorganization not occurred. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Funds at the time of the Reorganization. As of December 31, 2016, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against capital gains, if any, per the table below.
Capital Loss Carry Forwards (“CLCF”) Amount:

Expiration	MSP	MCN
2018	$ --	$3,705,892
Given MCN is the tax survivor in this merger transaction, we do not anticipate any of the CLCFs will be limited by Section 382 of the Internal Revenue Code. These CLCFs will expire on December 31, 2018. Per the Regulated Investment Company Modernization Act of 2010, CLCFs generated in taxable years beginning after December 22, 2010 must be fully used before CLCFs generated in taxable years beginning prior to December 22, 2010; therefore, CLCFs available may expire unused.

In addition, the shareholders of MSP will receive a proportionate share of any taxable income and gains realized by MCN and not distributed to its shareholders prior to the closing of the Reorganization when such income and gains are eventually distributed by MCN. As a result, shareholders of MSP may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred.
This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.
The foregoing is intended to be only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the IRS will concur on all or any of the issues discussed above. Shareholders are urged to consult their own tax advisers regarding the federal, state and local tax consequences with respect to the foregoing matters and any other considerations which may be applicable to them.
NET ASSET VALUE
Each Fund will determine the net asset value ("NAV") of its shares daily, as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m., Eastern Time). NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid) by the total number of shares outstanding.
For purposes of determining the net asset value of the Fund, Equity securities, including closed-end investment companies, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and ETFs listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the funds utilize the NASDAQ Official Closing Price (“NOCP”)). If no sale occurs, equities traded on a U.S. exchange, foreign exchange or on NASDAQ are valued at the bid price.  Debt securities purchased (other than short-term obligations) with a remaining maturity of 61 days or more are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measurements based on valuation technology commonly employed in the market for such investments.
Municipal debt securities are traded via a network among dealers and brokers that connect buyers and sellers. Liquidity in the tax-exempt market has been reduced as a result of overall economic conditions and credit tightening. There may be little trading in the secondary market for particular bonds and other debt securities, making them more difficult to value or sell. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the NYSE (usually 4:00 p.m. Eastern Standard Time) on each day on which the NYSE is open for business.  NAV per share is determined by dividing each fund’s total net assets by the number of shares of such fund outstanding at the time of calculation. Total net assets are determined by adding the current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Debt securities having maturities of 60 days or less are valued on an amortized cost basis, which approximates market value.
Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day.  If no sale occurs on the valuation day, an over-the-counter security is valued at the last bid price. Exchange traded options are valued at the mean of the best bid and ask prices across all option exchanges.  Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. The Trust’s Pricing Committee (the “Committee”) shall estimate the fair value of futures positions affected by the daily limit by using its valuation procedures for determining fair value, when necessary. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts.  Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors are valued at the average of the closing bids obtained daily from at least one dealer.
The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values using the then-current exchange rate at the close of regular trading on the NYSE.
All other securities for which either quotations are not readily available, no other sales have occurred, or in the opinion of the Adviser, do not reflect the current market value, are appraised at their fair values as determined in good faith by the Committee and under the general supervision of the Board of Trustees.  When fair value pricing of securities is employed, the prices of securities used by the funds to calculate NAV may differ from market quotations or NOCP.
A Fund’s investments will be valued at fair value if, in the judgment of the Committee, an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated as of the close of regular trading on the NYSE. Significant events may include, but are not limited to, the following:  (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector.  In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to:  fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold.  The

Committee may rely on an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by MCN or MSP.
BENEFICIAL OWNERSHIP

As of the Record Date or the date noted, to the knowledge of each respective Fund, the following owned beneficially or of record 5% or more of such Fund:

MCN
Shareholder	Number of Shares Held	Percent of Class
Advisors Asset Management, Inc. 18925 Base Camp Road Monument, CO 80132	2,135,911(1)	11.09%(1)
Karpus Management, Inc. d/b/a/ Karpus Investment Management 183 Sully’s Trail Pittsford, NY 14534	2,050,556(2)	10.64%(2)
Punch & Associates Investment Management, Inc. 7701 Frances Avenue South, Suite 300 Edina, MN 55434	1,330,706(3)	6.91%(3)
(1)Data as of March 31, 2017 filed on Form 13F with the U.S. Securities and Exchange Commission.
(2)Data as of April 28, 2017 filed on Schedule 13D with the U.S. Securities and Exchange Commission.
(3)Data as of March 31, 2017 filed on Form 13F with the U.S. Securities and Exchange Commission.

MSP
Shareholder	Number of Shares Held	Percent of Class
Karpus Management, Inc. d/b/a/ Karpus Investment Management 183 Sully’s Trail Pittsford, NY 14534	1,370,539(2)	23.60%(2)
(1)Data as of March 31, 2017 filed on Form 13F with the U.S. Securities and Exchange Commission.

Outstanding Shares as of April 30, 2017

Fund	Title of Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column
MSP	Common	Unlimited	None	5,798,291
MCN	Common	Unlimited	None	19,268,423

SHARE PRICE DATA
Common shares of closed-end investment companies, such as the Funds, have frequently traded at a discount from net asset value, or in some cases at a premium. Shares of closed-end investment companies, such as the Funds, may tend to trade on the basis of income yield on the market price of the shares, and the market prices may also be affected by investor perceptions of each Fund or the Adviser, supply and demand for each Fund’s shares, general market and economic conditions and changes in each Fund’s distributions. As a result, the market price of each Fund’s common shares may be greater or less than the NAV per share. Since the commencement of each Fund’s operations, each Fund’s shares of common stock have traded in the market at prices that were both above and below NAV per share.
The following table sets forth the quarterly high and low closing share price for each Fund’s common shares on the NYSE and the corresponding net asset value and discount or premium to NAV per share for the corresponding day for the last two full fiscal years of each Fund and the current fiscal year to date.
 Madison Strategic Sector Premium Fund

Quarter Ended	Min Price	Corre- sponding NAV	Corre- sponding Premium/ Discount	Max Price	Corre- sponding NAV	Corre- sponding Premium/ Discount
3/31/2017	$11.82	$12.47	-5.21%	$12.39	$12.75	-2.82%
12/31/2016	$11.35	$12.29	-7.65%	$12.08	$12.92	-6.50%
9/30/2016	$11.23	$12.49	-10.09%	$12.06	$13.01	-7.30%
6/30/2016	$11.04	$12.46	-11.40%	$11.67	$12.88	-9.39%
3/31/2016	$9.86	$11.81	-16.51%	$11.26	$12.51	-9.99%
12/31/2015	$10.66	$12.44	-14.31%	$11.49	$13.02	-11.75%
9/30/2015	$10.48	$12.37	-15.28%	$11.87	$13.52	-12.20%
6/30/2015	$11.60	$13.51	-14.14%	$12.22	$13.93	-12.29%
3/31/2015	$11.68	$13.50	-13.48%	$12.33	$13.97	-11.74%
12/31/2014	$11.74	$13.56	-13.42%	$12.57	$14.08	-10.72%
Madison Covered Call & Equity Strategy Fund

Quarter Ended	Min Price	Corre- sponding NAV	Corre- sponding Premium/ Discount	Max Price	Corre- sponding NAV	Corre- sponding Premium/ Discount
3/31/2017	$7.71	$8.48	-9.08%	$8.21	$8.63	-4.87%
12/31/2016	$7.54	$8.22	-8.27%	$7.98	$8.67	-7.96%
9/30/2016	$7.58	$8.34	-9.11%	$7.98	$8.73	-8.59%
6/30/2016	$7.24	$8.41	-13.91%	$7.84	$8.67	-9.57%
3/31/2016	$6.61	$7.97	-17.06%	$7.61	$8.55	-10.99%
12/31/2015	$7.19	$8.41	-14.51%	$7.86	$8.80	-10.68%
9/30/2015	$7.02	$8.34	-15.83%	$8.19	$9.09	-9.90%
6/30/2015	$7.96	$9.12	-12.72%	$8.43	$9.43	-10.60%
3/31/2015	$8.00	$9.10	-12.09%	$8.46	$9.44	-10.38%
12/31/2014	$7.95	$9.14	-13.02%	$8.55	$9.45	-9.52%

On April 30, 2017, each Fund’s NAV per share, closing price on the NYSE and resulting market price premium/discount to net asset value was as follows:

Fund	NAV Per Share	NYSE Closing Price	Premium/Discount
MSP	$12.57	$12.07	-3.98%
MCN	$8.44	$8.03	-4.86%
Shares of each Fund have historically traded at a discount to net asset value. It is not possible to state whether MCN common shares will trade at a premium or discount to net asset value following the Reorganization, or what the extent of any such premium or discount might be.

Performance Information

The performance table below illustrates the past performance of an investment in common shares of each Fund by setting forth the average total returns for the Funds for the periods indicated. A Fund’s past performance does not necessarily indicate how its common shares will perform in the future.

Average Annual Total Returns as of December 31, 2016

Fund	Trailing 12-month distribution Yield based on December 31, 2016 NAV	One Year ended December 31, 2016 based on NAV	One Year ended December 31, 2016 based on Market Price	Five Year ended December 31, 2016 based on NAV	Five Year ended December 31, 2016 based on Market Price	Ten Year ended December 31, 2016 based on NAV	Ten Year ended December 31, 2016 based on Market Price
MSP	8.29%	8.55%	20.64%	7.99%	11.67%	3.64%	4.03%
MCN	8.56%	7.92%	14.51%	7.77%	10.10%	2.94%	2.92%

FINANCIAL HIGHLIGHTS
Madison Strategic Sector Premium Fund
The following Financial Highlights table is intended to help a prospective investor understand the MSP’s financial performance for the periods shown. Certain information reflects financial results for a single common share of each Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in common shares of each Fund (assuming reinvestment of all dividends). The financial highlights for each of the periods presented below have been derived from the Fund’s financial statements and financial highlights which have been audited by an independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, are incorporated by reference in this Joint Proxy Statement/Prospectus and included in the Fund’s annual report.  Deloitte & Touche LLP has audited the financial statements and financial highlights of the Fund for all periods presented except for the year ended December 31, 2012 which was audited by another independent registered public accounting firm.  A copy of the Annual Report may be obtained from www.sec.gov or by visiting www.madisonfunds.com.

	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value at beginning of period	$12.55	$13.70	$13.88	$12.83	$12.63
Income from investment operations:
Net investment income (loss)[1]	0.06	0.07	(0.01)	0.01	0.03
Net realized and unrealized gain (loss) on investments	0.98	(0.18)	0.87	2.08	1.21
Total from investment operations	1.04	(0.11)	0.86	2.09	1.24
Less Distributions From:
Net investment income and capital gains	(0.73)	(0.93)	(1.04)	(1.04)	(0.03)
Return of capital	(0.31)	(0.11)	–	–	(1.01)
Total distributions	(1.04)	(1.04)	(1.04)	(1.04)	(1.04)
Net increase (decrease) in net asset value	–	(1.15)	(0.18)	1.05	0.20
Net Asset Value at end of period	$12.55	$12.55	$13.70	$13.88	$12.83
Market Value at end of period	$11.89	$10.77	$11.87	$11.96	$11.09
Total Return
Net asset value (%)	8.55	(0.86)	6.30	16.81	9.92
Market value (%)[2]	20.64	(0.60)	7.91	17.71	13.97
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$72,783	$72,796	$79,439	$80,474	$74,417
Ratios of expenses to average net assets (%)	0.98	0.98	0.98	0.98	0.98
Ratio of net investment income (loss) to average net assets (%)	0.45	0.51	(0.07)	0.09	0.22
Portfolio turnover (%)	138	120	139	153	53
1Based on average shares outstanding during the year.
2Total investment return is calculated assuming a purchase of a share of common stock at the market price on the first day and a sale of a share of common stock at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund stock.

FINANCIAL HIGHLIGHTS
Madison Covered Call & Equity Strategy Fund
The following Financial Highlights table is intended to help a prospective investor understand MCN’s financial performance for the periods shown. Certain information reflects financial results for a single common share of the Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in common shares of the Fund (assuming reinvestment of all dividends). The financial highlights for each of the periods presented below have been derived from the Fund’s financial statements and financial highlights which have been audited by an independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, are incorporated by reference in this Joint Proxy Statement/Prospectus and included in the Fund’s annual report.  Deloitte & Touche LLP has audited the financial statements and financial highlights of the Fund for all periods presented except for the year ended December 31, 2012 which was audited by another independent registered public accounting firm.  A copy of the Annual Report may be obtained from www.sec.gov or by visiting www.madisonfunds.com.

	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value at beginning of period	$8.48	$9.28	$9.41	$8.63	$8.65
Income from Investment Operations:
Net investment income (loss)[1]	0.03	0.04	(0.02)	(0.00)[2]	(0.01)
Net realized and unrealized gain (loss) on investments	0.62	(0.12)	0.61	1.50	0.71
Total from investment operations	0.65	(0.08)	0.59	1.50	0.70
Less Distributions From:
Net investment income and capital gains	(0.46)	(0.70)	(0.72)	(0.56)	(0.01)
Return of capital	(0.26)	(0.02)	–	(0.16)	(0.71)
Total distributions	(0.72)	(0.72)	(0.72)	(0.72)	(0.72)
Net increase (decrease) in net asset value	(0.07)	(0.80)	(0.13)	0.78	(0.02)
Net Asset Value at end of period	$8.41	$8.48	$9.28	$9.41	$8.63
Market Value at end of period	$7.70	$7.38	$8.14	$8.17	$7.62
Total Return
Net asset value (%)	7.92	(0.91)	6.41	17.93	8.31
Market value (%)[3]	14.51	(0.48)	8.50	17.05	11.80
Ratios/Supplemental Data:
Net Assets at end of period (in 000‘s)	$162,087	$163,366	$178,780	$181,335	$166,305
Ratios of expenses to average net assets:
Before reimbursement of expenses by adviser (%)	1.06	1.06	1.06	1.06	1.45
After reimbursement of expenses by adviser (%)	1.06	1.06	1.06	1.06	1.39
Ratio of net investment income (loss) to average net assets (%)	0.38	0.41	(0.17)	(0.01)	(0.15)
Portfolio turnover (%)	134	125	131	151	61
1Based on average shares outstanding during the year.
2Amount represents less than $0.005 per share.
3Total investment return is calculated assuming a purchase of a share of common stock at the market price on the first day and a sale of a share of common stock at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund stock.

INFORMATION ABOUT THE PROPOSED REORGANIZATION

General
The Boards of each Fund (each a “Board” and collectively, the “Boards”) have approved the reorganization of MSP into MCN. Each Fund’s Board has determined that the Reorganization would be in the best interests of the Fund. MCN and MSP have the same investment objectives and substantially similar policies, risks and portfolio compositions and are managed by the same investment adviser and portfolio managers. In light of these similarities, the proposed Reorganization is intended to reduce fund redundancies and create a single, larger fund that may benefit from anticipated operating efficiencies and economies of scale. The proposed Reorganization will result in lower total annual operating expenses for MCN shareholders following the Reorganization, due to MSP’s lower services fee which will be adopted by MCN pursuant to the Reorganization, having a fund Board comprised of only Independent Trustees (i.e., persons who are not “interested persons” of the Funds), and an enhanced secondary trading market for common shares of MCN as a result of the greater share volume of the combined fund. The total annual operating expenses for MSP shareholders will remain unchanged.
In order for the Reorganization to occur, each Fund must obtain all requisite shareholder approvals as well as certain consents, confirmations and/or waivers from various third parties. Because the closing of the Reorganization is contingent upon both of MSP and MCN obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganization will not occur, even if shareholders of your Fund that are entitled to vote on the Agreement and Plan of Reorganization approve the Reorganization and your Fund satisfies all of its closing conditions, if one or more of the Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including continuing to operate the Fund as a stand-alone fund.
Reasons for the Reorganization
Based on the considerations below, the Board of each Fund, including the Independent Trustees, has determined that its Fund’s Reorganization would be in the best interests of its Fund and that the interests of the existing shareholders of such Fund would not be diluted with respect to net asset value as a result of such Reorganization. The Boards approved the Reorganization and recommended that shareholders of the respective Funds approve the Reorganization.
In preparation for a meeting of the Boards held on May 24, 2017 (the “Meeting”) at which the Reorganization was considered, the Adviser provided the Boards, prior to the Meeting and in prior meetings, with information regarding the proposed Reorganization, including the rationale therefor and alternatives considered to the Reorganization. Prior to approving the Reorganization, the Independent Trustees reviewed the foregoing information with their independent legal counsel and with management, and reviewed with independent legal counsel applicable law and their duties in considering such matters. The Boards considered a number of principal factors presented at the time of the Meeting or prior meetings in reaching their determinations, including the following:

ó	the compatibility of the Funds’ investment objectives, policies and related risks;

ó	consistency of portfolio management;

ó	improved economies of scale and the potential for lower fees and total expenses;

ó	the potential for improved secondary market trading with respect to the common shares;

ó	the anticipated federal income tax-free nature of the Reorganization;

ó	the expected costs of the Reorganization and the fact that Madison had agreed to bear such costs;

ó	the terms of the Reorganization and whether the Reorganization would dilute the interests of shareholders of the Funds;

ó	the effect of the Reorganization on shareholder rights; and

ó	any potential benefits of the Reorganization to the Adviser and its affiliates as a result of the Reorganization.
Compatibility of Investment Objectives, Policies and Related Risks. Based on the information presented, the Boards noted that the investment objectives are the same, and the policies, strategies and risks of the Funds are substantially similar. The Boards noted that each Fund is a diversified, closed-end management investment company that invests primarily in large and mid-capitalization common stocks that are, in the investment adviser’s view, selling at a reasonable price in relation to their long-term earnings growth rates. In addition, under normal circumstances, each Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. The Boards considered that the portfolio composition of each Fund is substantially similar and considered the impact of the Reorganization on each Fund’s portfolio. Accordingly, they also considered the relative performance of the Funds and the factors that may affect the future performance of the combined fund. The Boards also recognized that each Fund may utilize leverage. Because the Funds have substantially similar investment strategies, the Boards noted that the principal risks of each Fund are also substantially similar.
Consistency of Portfolio Management. The Boards considered that each Fund has the same investment adviser and portfolio managers, and that such portfolio managers would continue to manage the combined fund upon completion of the Reorganization. Through the Reorganization, the Boards recognized that shareholders will remain invested in a closed-end management investment company that will have greater net assets and benefits from potential economies of scale; the same investment adviser and portfolio managers; and the same investment objectives and investment strategies.
Improved Economies of Scale and Potential for Lower Fees and Total Expenses. The Boards considered the fees and expense ratios of each of the Funds (including estimated expenses of the combined fund following the Reorganization). As a result of the greater economies of scale from the larger asset size of the combined fund after the

Reorganization, the Boards noted that it was expected that the total expenses per common share of the combined fund would be the same as those of MSP and lower than those of MCN prior to the closing of the Reorganization. The Boards also considered the anticipated benefit to the Funds from the larger asset size as fixed costs are spread over a larger asset base.
Potential for Improved Secondary Market Trading with Respect to the Common Shares. While it is not possible to predict trading levels at the time of the Reorganization close, the Boards noted that the Reorganization is being proposed, in part, to seek to enhance the secondary trading market for the shares of the Funds. The Boards considered information provided by the Adviser indicating that the combined fund’s greater share volume may result in increased market liquidity after the Reorganization, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements.
 Anticipated Tax-Free Reorganization; Capital Loss Carryforwards. The Reorganization will be structured with the intention that it qualifies as a tax-free Reorganization for federal income tax purposes, and the Funds will obtain opinions of counsel substantially to this effect (based on certain factual representations and certain customary assumptions). In addition, the Boards considered the impact of the Reorganization on any estimated capital loss carryforwards of the Funds and applicable limitations under the federal income tax rules.
Expected Costs of the Reorganization. The Boards considered the terms and conditions of the Agreement, including the estimated costs associated with the Reorganization and the allocation of such costs. The Boards noted, however, that the Adviser will pay for all costs associated with the Reorganization.
Terms of the Reorganization and Impact on Shareholders. The terms of the Reorganization are intended to avoid dilution of shareholder interests with respect to net asset value of the existing shareholders of the Funds. In this regard, the Boards considered that each holder of shares of MSP will receive shares of MCN (taking into account any fractional shares to which the shareholder would be entitled) equal in value as of the Valuation Date to the aggregate per share net asset value of that shareholder’s MSP shares held as of the Valuation Date. No fractional shares of MCN, however, will be distributed to MSP’s shareholders in connection with the Reorganization and, in lieu of such fractional shares, MSP’s shareholders will receive a de minimis amount of cash.
Effect on Shareholder Rights. The Boards considered that MSP and MCN are each organized as a Delaware statutory trust so there would be no impact on shareholder rights for state law purposes. In addition, the Boards are aware that the structure of the Boards of MCN and MSP differ, however, shareholders should benefit from the structure of the surviving MCN board which is composed of all Independent Trustees.
Potential Benefits to Madison Asset Management and Affiliates. The Boards recognized that the Reorganization may result in some benefits and economies for the Adviser and its affiliates. These may include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of MSP as a separate fund in the Madison complex.
Conclusion. Each Board, including the Independent Trustees, approved the Reorganization involving its Fund, concluding that such Reorganization is in the best interests of its Fund and that the interests of existing shareholders of the Fund will not be diluted as a result of the Reorganization.
Terms of the Reorganization
General. The Agreement and Plan of Reorganization by and among MSP and MCN (the “Agreement”), in the form attached as Exhibit B, provides for: (i) MCN’s acquisition of all of the assets of MSP in exchange for newly issued common shares of MCN, par value $0.01 per share, and MCN’s assumption of all of the liabilities of MSP; and (ii) the distribution of the newly issued MCN common shares received by MSP to its shareholders as part of the liquidation, dissolution and termination of MSP in accordance with applicable law. No fractional MCN common shares will be distributed to MSP’s common shareholders in connection with the Reorganization and, in lieu of such fractional shares, MSP’s common shareholders will receive cash in an amount equal to a pro-rata share of the proceeds from the sale of such fractional shares in the open market, which may be higher or lower than net asset value and is expected to be de minimis.
As a result of the Reorganization, the assets of MSP and MCN would be combined, and the shareholders of MSP would become shareholders of MCN. The closing date is expected to be on or about October 13, 2017, or such other date as the Funds may agree (the “Closing Date”). Following the Reorganization, MSP would terminate its registration as an investment company under the 1940 Act. MCN will continue to operate after the Reorganization as a registered closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.
The aggregate net asset value, as of the Valuation Date (as defined below), of MCN common shares received by MSP in connection with the Reorganization will equal the aggregate net asset value of MSP common shares held by shareholders of MSP as of the Valuation Date. See “Proposal No. 2 - Issuance of MCN Common Shares,” for a description of the rights of MCN common shareholders. No fractional MCN common shares, however, will be distributed to MSP’s common shareholders in connection with the Reorganization. MCN’s transfer agent will aggregate all fractional MCN common shares that may be due to MSP shareholders as of the Closing Date and will sell the resulting whole shares for the account of holders of all such fractional interests at a value that may be higher or lower than net asset value, and each such holder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, MCN’s transfer agent will act directly on behalf of the shareholders entitled to receive fractional shares and will accumulate fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes). For federal income tax purposes, shareholders will be treated as if they received fractional share interests and then sold such interests for cash. The holding period and the aggregate tax basis of MCN shares received by a shareholder, including fractional share interests deemed received by a shareholder, will be the same as the holding period and aggregate tax basis of MSP common shares previously held by the shareholder and exchanged therefor, provided MSP shares exchanged therefor were held as capital assets. As a result of the Reorganization, common shareholders of the Funds will hold a smaller percentage of the outstanding common shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Reorganization and thus, common shareholders will hold reduced percentages of ownership in the larger combined entity than they held in the MCN or MSP individually.

Valuation of Assets and Liabilities. If the Reorganization is approved and the other closing conditions are satisfied or waived, the value of the net assets of MSP will be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Date”). The value of MSP’s assets shall be determined by using the valuation procedures of MSP adopted by the Board or such other valuation procedures as shall be mutually agreed upon by the Funds.
Distributions. Undistributed net investment income represents net earnings from a Fund’s investment portfolio that over time have not been distributed to shareholders. Under the terms of the Agreement, MSP shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the MSP shareholders substantially all of MSP’s investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its net capital gain (after reduction for any capital loss carryforward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date. MCN is not subject to a similar distribution requirement; however, it is anticipated that MCN will declare a distribution prior to the Closing Date which will result in the distribution of a portion of its undistributed net investment income to its shareholders. Consequently, MSP shareholders effectively will purchase a pro rata portion of MCN’s remaining undistributed net investment income and undistributed realized net capital gains, if any, which may be more or less than MSP’s undistributed net investment income and undistributed realized net capital gains immediately preceding the distributions described above, if any. As a result, MCN’s existing shareholders will experience a corresponding reduction in their respective portion of undistributed net investment income and undistributed realized net capital gains per share, if any, such that MCN’s undistributed net investment income and undistributed realized net capital gains per share immediately following the Reorganization is expected to be less than MCN’s undistributed net investment income and undistributed realized net capital gains per share immediately preceding the Reorganization.
Amendments. Under the terms of the Agreement, the Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by each Fund as specifically authorized by each Fund’s Board; provided, however, that following the meeting of the shareholders of MSP, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of MCN shares to be issued to MSP’s shareholders under the Agreement to the detriment of such shareholders without their further approval.
Conditions. Under the terms of the Agreement, the closing of the Reorganization is conditioned upon (a) the requisite approval by the shareholders of each Fund of the proposals with respect to the Reorganization in this Joint Proxy Statement/Prospectus, (b) each Fund’s receipt of an opinion substantially to the effect that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code (see “—Material Federal Income Tax Consequences of the Reorganization”), (c)  the Funds’ receipt of certain customary certificates and legal opinions. Additionally, in order for the Reorganization to occur, each Fund must obtain certain consents, confirmations and/or waivers from various third parties.

Termination. The Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s President without further action by their Boards. In addition, any Fund may at its option terminate the Agreement at or before the closing due to: (a) a material breach by any other party of any representation, warranty or agreement contained therein to be performed at or before the closing, if not cured within 30 days; (b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears it will not or cannot be met; or (c) a determination by either Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of such Fund.
Capitalization
The following table sets forth the audited capitalization of the Funds as of December 31, 2016, and the unaudited pro-forma basis for the combined fund as if the Reorganization had occurred on that date. The table reflects pro forma exchange ratios of approximately 1.4926 common shares of MCN issued for each common share of MSP. If the Reorganization is consummated, the actual exchange ratios may vary.
Capitalization as of December 31, 2016

	MSP	MCN	Adjustments		MCN Pro Forma Combined Fund
Net Assets	$72,783,373	$162,087,278	$2,856,093	(1)	$234,870,651
Common Shares Outstanding	5,798,291	19,268,423			27,922,807
Net Asset Value Per Share	$12.55	$8.41			$8.41
(1)	The common shares outstanding of the MSP Fund will be exchanged for MCN Fund shares at the MCN Fund’s ending NAV calculated as of the Valuation Date.

OTHER COMPARISONS OF THE FUNDS

Governing Law

MCN and MSP are each organized as a statutory trust under the laws of the State of Delaware. Each Fund is also subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by the SEC thereunder, and applicable state securities laws. Each Fund is registered as a diversified, closed-end management investment company under the 1940 Act. These laws, rules and regulations will continue to apply to the combined fund after the Reorganization.

Governing Documents

MSP’s First Amended and Restated Agreement and Declaration of Trust (the “MSP Declaration of Trust”) and MCN’s Amended and Restated Agreement and Declaration of Trust (the "MCN Declaration of Trust”), as amended, are nearly identical other than slight nonmaterial differences. There are no material differences between the rights of the shareholders of MSP and the rights of shareholders of MCN.

Each Fund’s Board is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee of a Fund may be removed from office by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.
Dissenting Shareholders’ Rights of Appraisal
Under the charter documents of MCN and MSP, shareholders of the Fund do not have dissenters’ rights of appraisal with respect to the Reorganization.

Voting Rights

Voting rights are identical for the shareholders of each Fund. On each matter submitted to a vote of shareholders of each Fund, each shareholder is entitled to one vote for each whole share and each fractional share is entitled to a proportionate fractional vote. The shareholders of each Fund do not have any preemptive or preferential right to purchase or subscribe to any shares of such Fund.

Required Vote

Shareholder approval of the Reorganization requires the vote of a majority of the outstanding voting securities of MSP, as defined under the 1940 Act, which means the vote of the lesser of (i) 67% or more of the common stock present at the meeting, if the holders of more than 50% of the outstanding common stock of MSP are present or represent by proxy; or (ii) more than 50% of the outstanding common stock of MSP. For additional information regarding voting requirements, see “Voting Requirements and Other Information.”

The MSP Board recommends that shareholders of MSP vote “FOR” the Reorganization of MSP into MCN.

PROPOSAL 2
ISSUANCE OF MCN COMMON SHARES
In connection with the proposed Reorganization described under “Proposal 1: The Reorganization,” MCN will issue approximately 8,637,823 additional MCN common shares, based upon estimates as of May 30, 2017, and list them for trading on the NYSE. Shares of MCN currently trade at a discount, and the issuance of additional shares can increase the discount. However, all other things being equal, the Reorganization will not result in any reduction of the net asset value of MCN common shares.
No gain or loss for Federal income tax purposes will be recognized by MCN or its shareholders pursuant to the Reorganization. The MCN Board, based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit shareholders of MCN. If the Reorganization is consummated, the combined fund will maintain MCN’s management fee rate of 0.80% of MCN’s average managed assets.
The MCN Board requests that shareholders of MCN approve the issuance of additional MCN common shares in connection with the Reorganization at the Special Meeting to be held on August 18, 2017 at 10:00 a.m. Central time. Subject to the requisite approval of the shareholders of each Fund with regard to the Reorganization, it is expected that the Closing Date will be and the combined fund will begin trading on the NYSE (ticker: MCN), on or about October 13, 2017.
Required Vote
The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the subject matter is required to approve the issuance of additional common shares for the Reorganization; provided holders of a majority of the shares entitled to vote on any matter at a meeting are present in person or by proxy. For additional information regarding voting requirements, see “Voting Information and Requirements.”
The MCN Board recommends that shareholders of MCN vote “FOR” the issuance of additional MCN common shares in connection with the Reorganization.
INFORMATION ABOUT THE TRUSTEES OF MCN
MCN is governed by the Board of Trustees. The Board has the duties and responsibilities set forth under the applicable laws of the State of Delaware, including but not limited to the management and supervision of the Funds.
The Board of Trustees, from time to time, may include individuals who may be deemed to be affiliated persons of Madison. At all times, however, a majority of Board members will not be affiliated with Madison or the Funds (collectively referred to herein as the “Independent Trustees”). None of the Independent Trustees has ever been a trustee, director or employee of, or consultant to, Madison or its affiliates.
The Board is divided into three classes, Class I, Class II and Class III, with the Class I Board Member serving until the 2017 Annual Meeting, the Class II Board Member serving until the 2018 Annual Meeting, and the Class III Board Member serving until the 2019 Annual Meeting, in each case until their respective successors are elected and qualified. Currently, Richard E. Struthers is the sole Class I Trustee. Mr. Struthers was appointed a Trustee at the May 11, 2017 meeting to complete the term vacated by retired trustee Philip E. Blake, to serve until the Fund’s 2017 Annual Meeting of Shareholders or until his successor shall have been elected and qualified. James R. Imhoff, Jr. is the sole Class II Trustee and Steven P. Riege is the sole Class III Trustee.
The names and birth years of the Independent Trustees, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The address of each Trustee is 550 Science Drive, Madison, Wisconsin 53711.

Name Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen(1)	Other Directorships Held During Past 5 Years
Richard E. Struthers(2) 1952	Class I Trustee	Appointed by Board May 2017 to complete the term vacated by retired trustee Philip E. Blake. Nominee for election at 2017 annual meeting to serve until 2020, if elected	Clearwater Capital Management (investment advisory firm), Minneapolis, MN, Chair and Chief Executive Officer, 1998 - Present; Park Nicollet Health Services, Minneapolis, MN, Chairman, Finance and Investment Committee, 2006 - 2012; IAI Mutual Funds, Minneapolis, MN, President and Director, 1992-1997	34	Park Nicollet Health Services, 2001-2012; HealthPartners, 2013 - Present; Madison Funds (18 funds), 2004 - Present; Ultra Series Fund (14 funds), 2004 - Present; MSP, 2017 - Present
James R. Imhoff, Jr. 1944	Class II Trustee	Since 2004; to serve until 2018	Chairman and CEO of First Weber Group, Inc. (real estate brokers), Madison, WI, 1996 - Present	34	Park Bank, 1978 - Present; Madison Funds (18 funds), 2009 – Present; Ultra Series Fund (14 funds), 2009 – Present; MSP, 2005 - Present
(1) As of the date of this Joint Prospectus/Proxy Statement, the Fund complex was comprised of 32 open-end mutual funds, and two (2) closed-end funds (including the Funds).
(2) Mr. Struthers was appointed by the MCN Board on May 11, 2017 to fill the vacancy created by the retirement of Philip E. Blake. Mr. Struthers will be a nominee for election as a Trustee at Annual Meeting.

Name Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen(1)	Other Directorships Held During Past 5 Years
Steven P. Riege 1954	Class III Trustee	Since 2015, to serve until 2019	Ovation Leadership (management consulting), Milwaukee, WI, Owner/President, 2001 - Present; Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President-Marketing and Vice President-Human Resources, 1986 - 2001	34
Forward Service Corporation (employment training non-profit), 2010 - Present;
Stanek Tool Corp., 1990 - Present;
Madison Funds (18 funds), 2005 – Present;
Ultra Series Fund (14 funds), 2005 – Present;
MSP, 2014 - Present

(1) As of the date of this Joint Prospectus/Proxy Statement, the Fund complex was comprised of 32 open-end mutual funds, and two (2) closed-end funds (including the Funds).
(2) Mr. Struthers was appointed by the MCN Board on May 11, 2017 to fill the vacancy created by the retirement of Philip E. Blake. Mr. Struthers will be a nominee for election as a Trustee at

Director Qualifications
The members of the Board of Trustees each have experience which led Fund management to the conclusion that the person should serve as a member of the Board, both at the time of the person’s appointment to the Board and continuing as of the date of this Joint Proxy Statement/Prospectus. The Independent Trustees all have substantial experience operating and overseeing a business, whether it be an investment advisory business (Mr. Struthers), the real estate business (Mr. Imhoff), or the management consulting business (Mr. Riege). As a result of this experience, each of them has unique perspectives regarding the operation and management of the Fund and the Board’s oversight of the Fund’s operations and management. They use this collective experience to serve the Fund for the benefit of Fund shareholders. In addition, Mr. Imhoff has served in such capacity since the Fund’s inception and, as a result, brings substantial and material experience and expertise to the ongoing role as a Trustees of the Fund. Mr. Struthers and Mr. Riege have served on the Board of Trustees of Madison Funds and the Ultra Series Fund, each of which is part of the Fund Complex, since 2004 and 2005, respectively.

FURTHER INFORMATION REGARDING
TRUSTEES AND OFFICERS

Leadership Structure of the Board of Trustees
Although no member is formally charged with acting as Chairman, Mr. Imhoff acts as the Chairperson during meetings. All Board members are expected to provide their input into establishing the Board’s meeting agenda. Likewise, each Board meeting contains a standing agenda item for any Board member to raise new or additional items he or she believes are important in connection with Fund governance. The Board has charged Mr. Imhoff with acting as the Lead Independent Trustee for purposes of communicating with Madison, the Chief Compliance Officer, counsel to the Independent Trustees and Fund counsel on matters relating to the Board as a whole. The Independent Trustees often meet in executive session without representatives of Madison present (including meetings with counsel, the Chief Compliance Officer and the independent registered public accounting firm).

As noted, the Board has established a Nominating and Governance Committee and an Audit Committee to assist the Board in the oversight and direction of the business and affairs of the Fund, and from time to time may establish informal working groups to review and address the policies and practices of the Fund with respect to certain specified matters.
Given its committee structure led by Independent Trustees, the openness of Board meetings to active input by all Board members, its utilization of executive sessions, the role of the Lead Independent Trustee and its quarterly focus on compliance and risk management, the Board has determined that its current leadership structure is appropriate for the protection of Fund investors.

Board’s Role in Risk Oversight

As the investment adviser to the Fund, Madison is responsible for the overall risk management of the Fund, which includes supervising its affiliated and third-party service providers and identifying and mitigating possible events that could adversely impact the Fund’s business, operations or performance. Risks to the Fund include investment, legal, compliance and regulatory risks, as well as the risk of operational failure or lack of business continuity. The Board oversees risk management of the Fund’s investment programs through the Audit Committee and through oversight by the Board itself. The Chief Compliance Officer, who reports directly to the Independent Trustees, provides the Board with quarterly updates and a comprehensive annual report regarding the processes and controls in place to address regulatory, compliance, legal and operational risk. The Board exercises its oversight in conjunction with Madison, the Chief Compliance Officer, Fund counsel and counsel to the Independent Trustees by requesting reports and presentations at regular intervals throughout the year. Additionally, the Audit Committee receives periodic reports from the Fund’s independent accountants. The Board’s committee structure requires an Independent Trustee to serve as chairman of the Nominating and Governance Committee and the Audit Committee.

The Board receives regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio managers of the Fund meet with the

Board periodically to discuss portfolio performance and answer the Board’s questions with respect to portfolio strategies and risks.

The Board receives regular written reports from the Fund’s Treasurer that enable the Board to monitor the number of fair valued securities in the Fund’s portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within the Fund’s portfolio. The Board and/or the Audit Committee may also review valuation procedures and pricing results with the Fund’s independent auditors in connection with the review of the results of the audit of the Fund’s year-end financial statements.

The Board also receives regular compliance reports prepared by the compliance staff of the Adviser, and meets regularly with the Fund’s Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks. As required under applicable rules, the Independent Trustees meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board. The CCO, as well as the compliance staff of the Adviser, provides the Board with reports on their examinations of functions and processes within the Adviser that affect the Fund. The Board also adopts compliance policies and procedures for the Fund and approves such procedures as appropriate for certain of the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

In its annual review of the Fund’s advisory agreement, the Board reviews information provided by the Adviser relating to its operational capabilities, financial conditions and resources. The Board may also discuss particular risks that are not addressed in its regular reports and processes.

The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board periodically reviews the effectiveness of its oversight of the Fund and any other funds overseen by the Board, and the processes and controls in place to limit identified risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Committees of the Board

The Trustees have determined that the efficient conduct of the Trustees’ affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The Board currently has two standing committees: the Audit Committee and the Nominating and Governance Committee.
Audit Committee.    The Board has an Audit Committee, composed of Steven P. Riege (Chair), James R. Imhoff, Jr. and Richard E. Struthers. In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for audit committee members as defined by the NYSE. The Audit Committee is charged with selecting an independent registered public accounting firm for the Fund and reviewing accounting matters with the Fund’s independent registered public accounting firm.

The Audit Committee is governed by a written charter, the most recent version of which was approved by the Board on May 11, 2017 (the “Audit Committee Charter”). In accordance with proxy rules promulgated by the SEC, the Fund’s Audit Committee charter is also available on the Fund’s website at www.madisonfunds.com.
Nominating and Governance Committee. The Board has a Nominating and Governance Committee, which is composed of Richard E. Struthers, James R. Imhoff, Jr. (Chair), and Steven P. Riege, each of whom is an Independent Trustee and is “independent” as defined by NYSE listing standards.
The Nominating and Governance Committee is governed by a written charter (the “Nominating and Governance Committee Charter”), the most recent version of which was approved by the Board on May 11, 2017. In accordance with proxy rules promulgated by the SEC, the Fund’s Nominating and Governance Committee Charter is required to be filed at least once every three years as an exhibit to the Fund’s proxy statement, and was last filed in 2016 as Attachment B to the Fund’s proxy statement. It is also available on the Fund’s website at www.madisonfunds.com. You may request a hard copy of the Nominating & Governance Committee Charter by calling the Fund toll-free at 1-800-767-0300.
As part of its duties, the Nominating and Governance Committee makes recommendations to the full Board with respect to candidates for the Board. The Nominating and Governance Committee will consider Trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating and Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. To have a candidate considered by the Nominating and Governance Committee, a shareholder must submit the recommendation in writing and must include the information required by the Procedures for Shareholders to Submit Nominee Candidates, which are set forth in Appendix A to the Nominating and Governance Committee Charter. The shareholder recommendation must be sent to the Fund’s Secretary, c/o Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711.

Non-Director Officers of the Fund

The officers of the Fund are elected or appointed by the Board. The officers receive no compensation from the Fund, but are also officers of Madison, and receive compensation in such capacities. The address of each non-director officer is 550 Science Drive, Madison, Wisconsin 53711.

Name Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kay Frank 1960	President	Indefinite Term since 2012
MIH, Member, Executive Committee and Chief Operating Officer, 2010 - Present; Managing Director and Vice President, 1986 - 2010;
Madison, Member, Executive Committee and Chief Operating Officer, 2010 - Present;Vice President, 2004 - 2010;
MIA, Member, Executive Committee and Chief Operating Officer, 2010 - Present; President, 1996 - 2010;
Madison Strategic Sector Premium Fund (closed end fund), President, December 2005 - Present;
Madison Covered Call & Equity Strategy Fund, President 2012 - Present;
Madison Funds (18 funds) and Ultra Series Fund (14 funds), President, 2009 - Present

Holly S. Baggot 1960	Secretary and Assistant Treasurer	Indefinite Term since 2012
Madison, Vice President, 2009 - Present;
MIH and MIA, Vice President, 2010 - Present;
MFD Distributor, LLC (“MFD”) (an affiliated brokerage firm of Madison), Vice President, 2012 - Present
Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 - Present;
Madison Covered Call & Equity Strategy Fund, Secretary and Assistant Treasurer, December 2012 - Present;
Madison Funds (18 funds) and Ultra Series Fund (14 funds), Secretary, 1999-Present and Treasurer, 2008-2009 and Assistant Treasurer, 1997-2007 and 2009-Present;
Members Capital Advisors ("MCA") (investment advisory firm), Director-Mutual Funds, 2008-2009; Director-Mutual Fund Operations, 2006-2008; Operations Officer-Mutual Funds, 2005-2006; Senior Manager-Product & Fund Operations, 2001-2005

Name Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Greg D. Hoppe 1969	Treasurer	Indefinite Term since 2012
MIH and MIA, Vice President, 1999 - Present;
Madison, Vice President, 2009 - Present;
Madison Strategic Sector Premium Fund, Treasurer, 2009 - Present; Chief Financial Officer, 2005 - 2009
Madison Covered Call & Equity Strategy Fund, Treasurer, 2012 - Present; Vice President, December 2008 - 2011;
Madison Funds (18 funds) and Ultra Series Fund (14 funds), Treasurer, 2009 - Present

Lisa R. Lange 1969	Chief Compliance Officer and Assistant Secretary	Indefinite Term since April 2015
MIH, MIA and Madison, Chief Compliance Officer, April 2015- Present and Chief Legal Officer, April 2015-April 2017;
NorthRoad Capital Management LLC (“NorthRoad”) (former affiliated investment advisory firm of Madison), Chief Compliance Officer and Chief Legal Officer April 2015 - September 2016;
Madison Strategic Sector Premium Fund, Chief Compliance Officer and Assistant Secretary, April 2015 - Present and Chief; Legal Officer April 2015-April 2017;
Madison Covered Call & Equity Strategy Fund, Chief Compliance Officer and Assistant Secretary April 2015 - Present and Chief Legal Officer April 2015-April 2017.
Madison Funds (18 funds) and Ultra Series Fund (14 funds), Chief Compliance Officer and Assistant Secretary, April 2015 - Present and Chief Legal Officer April 2015-April 2017.
Whyte Hirschboeck Dudek S.C. (law firm), Attorney and Shareholder, 2003-2015 Shareholder,

Paul A. Lefurgey 1964	Vice President	Indefinite Term since 2012
MIH, MIA and Madison, Chairman - Executive Committee, 2015 - Present; Director of Fixed Income Investments, 2016 - Present; Executive Director and Head of Fixed Income Investments, 2013 - 2016; Managing Director and Head of Fixed Income Investments, 2005 - 2013.
Madison Strategic Sector Premium Fund, Vice President, 2010 - Present;
Madison Covered Call & Equity Strategy Fund, Vice President, December 2012 - Present;
Madison Funds (18 funds) and Ultra Series Fund (14 funds), Vice President, 2009 - Present
MCA, Madison, WI, Vice President, 2003 - 2005

Name Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jay R. Sekelsky 1959	Vice President	Indefinite Term since 2012
MIH, Executive Committee Member and Chief Investment Officer, 2010 - Present; Managing Director and Vice President, 1990 - 2010;
MIA, Executive Committee Member and Chief Investment Officer, 2010 - Present; Vice President, 1996 - 2010;
Madison, Executive Committee Member and Chief Investment Officer, 2010 - Present;
Madison Strategic Sector Premium Fund, Vice President, 2005 - Present;
Madison Covered Call & Equity Strategy Fund, Vice President, December 2012 - Present;
Madison Funds (18 funds) and Ultra Series Fund (14 funds), Vice President, 2009 - Present

Kevin R. Thompson 1966	Chief Legal Officer and Assistant Secretary	Indefinite Term Since May 2017
MIH, MIA and Madison, Chief Legal Officer, April 2017- Present;
Madison Strategic Sector Premium Fund, Chief Legal Officer and Assistant Secretary, April 2017- Present;
Madison Covered Call & Equity Strategy Fund, Chief Legal Officer and Assistant Secretary April 2017 - Present;
Madison Funds (18 funds) and Ultra Series Fund (14 funds), Chief Legal Officer and Assistant Secretary, April 2017 - Present;
CUNA Brokerage Services Inc. (CBSI), President, 2016 - 2017;
CFMG Life Insurance Company, Vice President, Associate General Counsel, 2012 - 2015; Vice President Wealth Management, 2015 - 2017

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act require, among other persons, the officers and Directors of the Fund, Adviser and certain affiliates of the Adviser (“Reporting Persons”) to file reports of ownership of either Fund’s securities and changes in such ownership with the SEC and the NYSE. Reporting Persons are also required by such regulations to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to the Fund and representations of certain Reporting Persons, the Fund believes that all required Section 16(a) ownership reports were filed during its most recent fiscal year.

Shareholder Communications to the Trustees

Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board,

correspondence should be addressed to the Board of Trustees or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Fund’s Secretary, c/o Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711.

Beneficial Ownership of Securities

As of December 31, 2016, the Fund’s Trustees and executive officers, as a group, owned less than 1% of the Fund’s outstanding common shares. As of December 31, 2016, the current Independent Trustees owned common shares of MCN in the following amounts:

Name of Director	Dollar Range of Equity Securities in MCN	Aggregate Dollar Range of Equity Securities Overseen by Director in the Fund Complex(1)
Richard E. Struthers(2)	None	$50,001-$100,000
James R. Imhoff, Jr.	Over $100,000	Over $100,000
Steven P. Riege	None	$10,001-$50,000
(1)As of the date of this Joint Proxy Statement/Prospectus, the Fund complex was comprised of 32 open-end mutual funds, and two (2) closed-end funds (including the Funds).
(2)Mr. Struthers was appointed by the MCN Board on May 11, 2017 to fill the vacancy created by the retirement of Philip E. Blake. Mr. Struthers is a Nominee for election as a Trustee at the 2017 Annual Meeting.

Board and Committee Meetings

The Fund has not established a policy with respect to Trustees’ attendance at annual meetings.

There were 4 meetings of the Board held during the year ended December 31, 2016. There were 4 meetings of the Audit Committee, and 4 meetings of the Nominating Committee held during the year ended December 31, 2016.

During the year ended December 31, 2016, each Trustee attended not less than 75% of all full Board meetings and committee meetings of which such Trustee was a member.

Trustee Compensation

The following table provides information regarding the compensation of the Independent Trustees for the year ended December 31, 2016:

Name of Trustee	Aggregate Compensation from MCN	Total Compensation from the Funds and Fund Complex(1)
Richard E. Struthers(2)	None	$73,000
James R. Imhoff, Jr.	$12,000	$91,000
Steven P. Riege	$12,000	$91,000
(1)As of the date of this Joint Proxy Statement/Prospectus, the Fund complex was comprised of 34 open-end mutual funds, and two closed-end funds (including the Funds).
(2)Mr. Struthers was appointed by the MCN Board by the MCN Board on May 11, 2017 to fill the vacancy created by the retirement of Philip E. Blake. Mr. Struthers is a Nominee for election as a Trustee at 2017 Annual Meeting.  Therefore, no compensation was paid from MCN in 2016.

VOTING REQUIREMENTS AND OTHER INFORMATION

Voting Requirements

Voting requirements for each Proposal are outlined within the discussion supporting each respective Proposal. For purposes of this Special Meeting, a quorum is present to transact business if the holders of a majority of the outstanding common shares of each Fund entitled to vote at the Special Meeting are present in person or by proxy.

Shares present in person or represented by proxy at each Special Meeting and abstentions will be included in determining the existence of a quorum at each Special Meeting. An uninstructed proxy for shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter is a broker “non-vote.” For purposes of determining the presence of a quorum at the Special Meeting, broker non-votes will not be treated as common shares that are present, as all of the matters to be considered at the Special Meeting are “non-routine” and, therefore, a broker will not have discretionary voting power at the Special Meeting and will have no effect on the vote. With respect to the proposals at the Special Meeting, where the vote required to approve the matter is the affirmative vote of the holders of a percentage of the total number of votes entitled to be cast, an abstention will have the effect of a vote “against” the respective proposals.

Adjournment

If a quorum is not present in person or by proxy at the time the Special Meeting is called to order, the chairman of the Special Meeting or the shareholders of the respective Fund may adjourn the Special Meeting. In such a case, the persons named as proxy holders will vote all proxies in favor of the adjournment. If a quorum is present but there are not sufficient votes to approve a proposal, the chairman of the Special Meeting may, with respect to that proposal, adjourn the Special Meeting or the persons named as proxy holders may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. The vote required for shareholders of a respective Fund to adjourn the Special Meeting is the affirmative vote of a majority of all the votes cast on the matter by shareholders of the Fund entitled to vote at the Special Meeting who are present in person or by proxy. In such a case, the persons named as proxy holders will vote those proxies which they are entitled to vote in favor of the proposal “FOR” the adjournment, and will vote those proxies required to be voted against the proposal “AGAINST” the adjournment as to that proposal, and abstentions will not be voted either for or against the adjournment.

PRIVACY NOTICE

The Funds are required by federal law to provide each Fund’s shareholders with a copy of its privacy policy annually. A copy of the Funds’ privacy policy is attached hereto as Exhibit C.

ADDITIONAL INFORMATION

Solicitation and Voting of Proxies

Solicitation of proxies is being made by the mailing of this Joint Proxy Statement/Prospectus with its enclosures on or about June 30, 2017. Certain shareholders of the Funds may receive a call from officers and regular employees of Madison, or representatives of a proxy solicitation firm if the Funds have not yet received their vote. Authorization to permit execution of proxies may be obtained by telephonic instructions from shareholders of the Funds. Proxies that are obtained telephonically will be recorded in accordance with procedures that the Fund believes are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

Any proxy given by a shareholder is revocable. A shareholder may revoke the accompanying proxy at any time prior to its use by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Funds, or by attending the Meeting and voting in person.

Dissenting Shareholders’ Rights of Appraisal

Under the charter documents of MCN and MSP, shareholders of neither Fund have dissenters’ rights of appraisal with respect to the Reorganization.

Other Matters

The proxy holders have no present intention of bringing before the Special Meeting for action any matters other than those specifically referred to above, nor has the management of the Funds any such intention. Neither the proxy holders nor the management of the Funds is aware of any matters which may be presented by others. If any other business properly comes before the Special Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

By Order of each Fund’s Board of Trustees
/s/ Holly S. Baggot
Holly S. Baggot
Secretary

Madison Covered Call & Equity Strategy Fund
Madison Strategic Sector Premium Fund
June 30, 2017

EXHIBIT A

SUMMARY OF PROXY VOTING POLICIES & PROCEDURES

Each of the Funds has adopted the proxy voting policies and procedures of its investment adviser, Madison Asset Management, LLC (“Madison”). The proxy voting policies and procedures for Madison are found below, and collectively constitute the proxy voting policies and procedures of Funds.

MADISON ASSET MANAGEMENT, LLC
PROXY VOTING POLICIES AND PROCEDURES

Our policies regarding voting the proxies of securities held in client accounts depend on the nature of our relationship to the client. When we are an ERISA fiduciary of an account, there are additional considerations and procedures than for all other (regular) accounts. In all cases, when we vote client proxies, we must do so in the client’s best interests as described below by these policies.

Regular Accounts

We do not assume the role of an active shareholder when managing client accounts. If we are dissatisfied with the performance of a particular company, we will generally reduce or terminate our position in the company rather than attempt to force management changes through shareholder activism.

Making the Initial Decision on How to Vote the Proxy

As stated above, our goal and intent is to vote all proxies in the client’s best interests. For practical purposes, unless we make an affirmative decision to the contrary, when we vote a proxy as the Board of Directors of a company recommends, it means we agree with the Board that voting in such manner is in the interests of our clients as shareholders of the company for the reasons stated by the Board. However, if we believe that voting as the Board of Directors recommends would not be in a client’s best interests, then we must vote against the Board’s recommendation.

As a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet or through a proxy voting service), unless we are not authorized to vote proxies. When the client has reserved the right to vote proxies in his/her/its account, we must make arrangements for proxies to be delivered directly to such client from its custodian and, to the extent any such proxies are received by us inadvertently, promptly forward them to the client.

Documenting our Decisions

In cases where a proxy will NOT be voted or, as described below, voted against the Board of Directors' recommendation, our policy is to make a notation to the file containing the records for such security (e.g., Corporation X research file, since we may receive numerous proxies for the same company and it is impractical to keep such records in the file of each individual client) explaining our action or inaction, as the case may be. Alternatively, or in addition to such notation, we may include a copy of the rationale for such decision in the appropriate equity correspondence file (e.g., equitycorresp@madisonadv.com).

Why would voting as the Board recommends NOT be in the client’s best interests?

Portfolio management must, at a minimum, consider the following questions before voting any proxy:

1.	Is the Board of Directors recommending an action that could dilute or otherwise diminish the value of our position?
(This question is more complex than it looks: We must consider the time frames involved for both the client and the issuer. For example, if the Board of Directors is recommending an action that might initially cause the position to lose value but will increase the value of the position in the long-term, we would vote as the Board recommended if we are holding the security for clients as a long-term investment. However, if the investment is close to our valuation limits and we are anticipating eliminating the position in the short-term, then it would be in our clients’ best interests to vote against management’s recommendation.)

2.	If so, would we be unable to liquidate the affected securities without incurring a loss that would not otherwise have been recognized absent management’s proposal?

3.
Is the Board of Directors recommending an action that could cause the securities held to lose value, rights or privileges and there are no comparable replacement investments readily available on the market?

(For example, a company can be uniquely positioned in the market because of its valuation compared with otherwise comparable securities such that it would not be readily replaceable if we were to liquidate the position. In such a situation, we might vote against management’s recommendation if we believe a “No” vote could help prevent future share price depreciation resulting from management’s proposal or if we believe the value of the investment will appreciate if management’s proposal fails. A typical recent example of this type of decision is the case of a Board recommendation not to expense stock options, where we would vote against management’s recommendation because we believe expensing such options will do more to enhance shareholder value going forward.)

4.	Would accepting the Board of Directors recommendation cause us to violate our client’s investment guidelines?

(For example, a Board may recommend merging the company into one that is not permitted by client investment guidelines, e.g. a tobacco product company, a foreign security that is not traded on any US exchange or in US dollars, etc., restrictions often found in client investment guidelines. This would be an unusual situation and it is possible we would, nevertheless, vote in favor of a Board’s recommendation in anticipation of selling the investment prior to the date any vote would effectively change the nature of the investment as described. Moreover, this does not mean we will consider any client-provided proxy voting guidelines. Our policy is that client investment guidelines may not include proxy voting guidelines if our firm will vote account proxies. Rather, we will only vote client proxies in accordance with these guidelines. Clients who wish their account proxies to be voted in accordance with their own proxy voting guidelines must retain proxy voting authority for themselves.)

Essentially, we must “second guess” the Board of Directors to determine if their recommendation is in the best interests of our clients, regardless of whether the Board thinks their recommendation is in the best interests of shareholders in general. The above questions should apply no matter the type of action subject to the proxy. For example, changes in corporate governance structures, adoption or amendments to compensation plans (including stock options) and matters involving social issues or corporate responsibility should all be reviewed in the context of how it will affect our clients’ investment.

In making our decisions, to the extent we rely on any analysis outside of the information contained in the proxy statements, we must retain a record of such information in the same manner as other books and records (2 years in the office, 5 years in an easily accessible place). Also, if a proxy statement is NOT available on the SEC’s EDGAR database, we must keep a copy of the proxy statement.

Addressing Conflicts of Interest

Although it is not likely, in the event there is a conflict of interest between us and our client in connection with a material proxy vote (for example, (1) the issuer or an affiliate of the issuer is also a client or is actively being sought as a client or (2) we have a significant business relationship with the issuer) (as determined by a review of our Conflicted Proxy List), our policy is to alert affected client(s) of the conflict before voting and indicate the manner in which we will vote. In such circumstances, our client(s) may instruct us to vote in a different manner. In any case, we must obtain client consent to vote the proxy when faced with a conflict of interest. If the conflict involves a security held by a mutual fund we manage, then we must present the conflict to the Board of the applicable fund for consent or direction to vote the proxies. If the conflict involves a security held by wrap accounts, then we may present the conflict to the wrap sponsor, as our agent, to obtain wrap client consent or direction to vote the proxies. Note that no conflict generally exists for routine proxy matters such as approval of the independent auditor (unless, of course, the auditor in question is a client, we are seeking the auditor as a client or we have a significant business relationship with the auditor), electing an uncontested Board of Directors, etc.

In the event it is impractical to obtain client consent to vote a proxy when faced with a conflict of interest, the firm will employ the services of an independent third party “proxy services firm” to make the proxy voting decision in accordance with Rule 206(4)-6 under the Investment Advisors Act of 1940, as amended. In the absence of any conflict, once any member of the relevant portfolio management team determines that it would be in our clients’ best interests to vote AGAINST management recommendations (or, for Madison Scottsdale, any particular portfolio manager makes such determination), then the decision should be brought to the attention of the Management Team, or any subcommittee appointed by the Management Team from among its members (such subcommittee may be a single person), to ratify the decision to stray from our general policy of voting with management. Such ratification need not be in writing.

The Management Team or any subcommittee appointed by the Management Team from among its members (such subcommittee may be a single person) shall monitor potential conflicts of interest between our firm and clients that would affect the manner by which we vote a proxy. As of January 1, 2004, Jay Sekelsky represents the Management Team subcommittee described above.

Voting Proxies of Securities No Longer Owned
e may be entitled to vote a proxy because a security was held in a client portfolio on the record date but have subsequently sold the security from the client’s account prior to the meeting date to which the proxy relates. In such situations, our vote has no economic value to the client who is not a shareholder of the company soliciting the proxy vote. Therefore, our policy is to vote proxies of securities no longer owned in accordance with management recommendation or, if practical, not vote them at all.

Special Considerations for International Securities

Certain foreign companies may impose restrictions on transfer, exchange or other matters in connection with shareholder voting. As a result, there may be instances when we will not vote a proxy of a foreign or international security because doing so might adversely affect our client’s rights relating to the security, including our ability to sell the securities for a specific time period.

ERISA Fiduciary Accounts

As a general rule, an ERISA plan Trustee is required to vote proxies. However, the fiduciary act of managing plan assets includes the responsibility to vote proxies on plan-owned stock when the named fiduciary has delegated management responsibility to an investment manager. Therefore, unless another named fiduciary (Trustee, another investment manager, consultant, plan administrator, employer, etc.) for any ERISA client expressly reserves the right to vote proxies, we are required to do so. In most cases, the plan document will specify who is required to vote proxies.

It is important that our investment management agreement (or the ERISA client’s plan document) (collectively, the “Contracts”) address the issue of who is responsible for voting proxies.

1.	If the Contracts expressly preclude us from voting proxies, then the Trustee must vote proxies attributable to our ERISA client’s accounts.

2.	On the other hand, if the Contracts are silent or simply state that we “may” vote proxies, then it is our fiduciary duty to affirmatively vote under ERISA.

ERISA requires us, when we are responsible for voting proxies:

1.	To maintain voting records for review by the named fiduciary of the plan; and

2.	Ensure that the custodian (or plan Trustee, as the case may be) forward to us all proxies received so that we may vote them in a timely manner.

Our general policy is to vote all ERISA plan proxies received in the same manner as we vote non-ERISA plan proxies described above. Again, as a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet).

Additional Recordkeeping Rules Related to Proxy Voting

We must keep any written documents (including email) we prepared that were material to making a decision on how to vote a proxy (or that memorialized the basis for our decision).

As noted above, we need not keep a copy of the actual proxy statements we received if they are available on the SEC’s EDGAR database.

We must keep in the applicable client file records of written client requests for proxy voting information. We must, of course, also keep a copy in the client file of any of our written responses to clients who asked for such information either in writing or orally.

We retained the services of ProxyEdge to maintain the records of the proxy votes we cast on behalf of clients. To the extent we vote any proxies outside of this service (for example, for logistical purposes, certain Madison Scottsdale proxies may not be maintained by this service), then copies of the voted proxy must be maintained in the applicable client or research file, as the case may be.

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A-1

Exhibit B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this                  day of                     , 2017 by and among Madison Covered Call & Equity Strategy Fund, a Delaware statutory trust (“MCN” or the “Acquiring Fund”), and Madison Strategic Sector Premium Fund, a Delaware statutory trust (“MSP” or the “Acquired Fund”) (each of the Acquiring Fund and Acquired Fund referred to herein as a “Fund” and collectively, the “Funds”). The principal place of business of the Acquiring Fund and the Acquired Fund is 550 Science Drive, Madison, Wisconsin 53711.
This Agreement is intended to be and is adopted as a plan of “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of:  (i) the transfer of all the assets of the Acquired Fund to the Acquiring Fund, in exchange solely for newly issued common shares, $0.01 par value per share, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund; and (ii) the distribution, after the Closing hereinafter referred to, to the stockholders of the Acquired Fund of its Acquiring Fund Shares and the termination, dissolution and complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).
WHEREAS, the Acquiring Fund and the Acquired Fund are closed-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Acquired Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest;
WHEREAS, the Acquiring Fund, upon approval by its Shareholders, will be authorized to issue the Acquiring Fund Shares;
WHEREAS, the Board of Trustees of the Acquiring Fund has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing stockholders of the Acquiring Fund will not be diluted as a result of the Reorganization; and
WHEREAS, the Board of Trustees of the Acquired Fund has determined that the Reorganization is in the best interests of the Acquired Fund and that the interests of the existing stockholders of the Acquired Fund will not be diluted as a result of such Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
ARTICLE I
TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR
ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE ACQUIRED FUND’S
LIABILITIES AND TERMINATION AND LIQUIDATION OF THE ACQUIRED FUND
1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees:  (i) to deliver to the Acquired Fund the number of Acquiring Fund Shares computed in the manner set forth in Section 2.3; and (ii) to assume all of the liabilities of the Acquired Fund, as set forth in Section 1.3. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).
1.2 ASSETS TO BE TRANSFERRED. The Acquired Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date, as such term is defined in Section 3.1.
1.3 LIABILITIES TO BE ASSUMED. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.
1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is possible (the “Liquidation Date”):  (a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata by class to its stockholders of record, determined as of the close of business on the Valuation Date (as defined in Section 2.1) (the “Acquired Fund Stockholders”), all of the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1.1; and (b) the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.8 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Stockholders, and representing the pro rata number of Acquiring Fund Shares due such stockholders. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued at the Closing to the Acquired Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to the Acquired Fund Stockholders.

1.6 STATE FILINGS. Prior to the Closing Date, the Acquired Fund shall make any filings with the State of Delaware that may be required under the laws of the State of Delaware in connection with this Agreement.
1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.
1.8 TERMINATION. The Acquired Fund shall be dissolved, terminated and have its affairs wound up in accordance with Delaware state law, promptly following the Closing Date and the making of all distributions pursuant to Section 1.4.
1.9 BOOKS AND RECORDS. All books and records of the Acquired Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.
1.10 DIVIDEND. In order for the Acquired Fund to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or taxable net capital gain (as defined in Sections 852(b)(2) and 852(b)(3)(A) of the Code, respectively) in the short taxable year ending with its dissolution, the Acquired Fund will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of substantially all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.
ARTICLE II
VALUATION
2.1 VALUATION OF ASSETS AND LIABILITIES. The value of the Acquired Fund’s net assets shall be the value of all the Acquired Fund’s assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Date”), less the amount of all the Acquired Fund’s liabilities. The value of the Acquired Fund’s assets and liabilities shall be determined by using the valuation procedures adopted by the Acquired Fund or such other valuation procedures as shall be mutually agreed upon by the parties.
2.2 VALUATION OF SHARES. The net asset value per Acquiring Fund Share shall be computed as of the Valuation Date, using the valuation procedures adopted by the Acquired Fund or such other valuation procedures as shall be mutually agreed upon by the parties.
2.3 SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued in exchange for the Acquired Fund’s net assets, shall be determined by dividing the value of the Acquired Fund’s net assets determined in accordance with Section 2.1 by the net asset value per Acquiring Fund Share determined in accordance with Section 2.2. No fractional Acquiring Fund Shares will be issued to the Acquired Fund’s stockholders and, in lieu of such fractional shares, the Acquired Fund’s stockholder will receive cash. The aggregate net asset value of Acquiring Fund Shares received by the Acquired Fund in a Reorganization will equal, as of the Valuation Date, the aggregate net asset value of the Acquired Fund’s common shares held by Acquired Fund Stockholders as of such time. In the event there are fractional Acquiring Fund Shares due to Acquired Fund Stockholders on the Closing Date after the Acquired Fund’s assets have been exchanged for Acquiring Fund Shares, the Acquiring Fund’s transfer agent will aggregate such fractional shares and sell the resulting whole on the exchange on which such shares are listed for the account of all such Acquired Fund Stockholders, and each such Acquired Fund Stockholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Acquired Fund Stockholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to Acquired Fund Stockholders entitled to receive the fractional shares (without interest and subject to withholding taxes).
2.4 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either:  (a) the NYSE or primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.
2.5 COMPUTATIONS OF NET ASSETS. All computations of net asset value shall be made by or under the direction of State Street Bank (“SSB”) in accordance with its regular practice as sub-administrator of the Funds.
ARTICLE III
CLOSING AND CLOSING DATE
3.1 CLOSING DATE. The Closing shall occur on _________________, 2017 or such other date as the parties may agree in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place immediately after the close of regular trading on the Valuation Date. The Closing shall be held 550 Science Drive, Madison, Wisconsin 53711, or at such other time and/or place as the parties may agree.
3.2 CUSTODIAN’S CERTIFICATE. The Acquired Fund shall cause SSB, as custodian for the Acquired Fund (the “Custodian”), to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that:  (a) the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable U.S. federal and state stock transfer stamps, if any, have been paid, or provisions for payment have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for the transfer in such condition as to constitute good delivery thereof.
3.3 TRANSFER AGENT’S CERTIFICATE.
(a) The Acquired Fund shall cause Computershare Investor Services, as transfer agent for the Acquired Fund, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the respective Acquired Fund Stockholders, and the number, class and percentage ownership of outstanding shares owned by each such stockholder immediately prior to the Closing.
(b) The Acquiring Fund shall issue and deliver or cause Computershare Investor Services, its transfer agent, to issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.
3.4 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The Acquired Fund represents and warrants to the Acquiring Fund as follows:
(a) The Acquired Fund is a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.
(b) The Acquired Fund is duly authorized in accordance with the applicable provisions of the Acquired Fund’s Declaration of Trust and Bylaws, each as may be amended and/or restated from time to time.
(c) The Acquired Fund is registered as a closed-end management investment company under the 1940 Act, and such registration has not been revoked or rescinded and is in full force and effect.
(d) The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to stockholder approval) will not result, in the violation of any provision of the Acquired Fund’s Declaration of Trust or Bylaws, each as may be amended and/or restated from time to time, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.
(e) Except as otherwise disclosed in Schedule A hereto, the Acquired Fund has no material contracts or other commitments that will be terminated with liability to the Acquired Fund before the Closing Date.

(f) No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.
(g) The financial statements of the Acquired Fund as of its most recently completed fiscal year end have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements. The Acquiring Fund acknowledges that, for purposes of making this representation, the Acquired Fund may rely on the opinions rendered by its independent registered public accounting firm in connection with the preparation of those annual financial statements.
(h) Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and the Acquired Fund has no knowledge of any material contingent liabilities of the Acquired Fund arising after such date. For the purposes of this subsection (h), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.
(i) All U.S. federal, state, local and other tax returns and reports of the Acquired Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are correct in all material respects. All U.S. federal, state, local and other taxes required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (h) above. To the best of the Acquired Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquired Fund, and no assessment for taxes, interest, additions to tax, or penalty has been asserted against the Acquired Fund.
(j) All issued and outstanding shares of the Acquired Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in Section 3.3. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Acquired Fund, and has no outstanding securities convertible into shares of the Acquired Fund.
(k) At the time of the Closing, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except those restrictions as to which the Acquiring Fund has received notice prior to the Closing.
(l) Other than approval by the Acquired Fund Stockholders and the Acquiring Fund Stockholders, the execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund and the Acquiring Fund, including such determinations of the Acquired Fund Board as may be required by Rule 17a-8 of the 1940 Act. Subject to approval by the Acquired Fund Stockholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
(m) The information furnished by the Acquired Fund to the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.
(n) From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the special meeting of the Acquired Fund’s Stockholders and on the Closing Date, any written information furnished by the Acquired Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
(o) For each taxable year of its operations, the Acquired Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the current taxable year), as a “regulated investment company” under the Code (a “RIC”), (ii) has been eligible to and has computed its U.S. federal income tax under Section 852 of the Code, and (iii) has been, and will be as of the Closing Date treated as a separate corporation for U.S. federal income tax purposes pursuant to Section 851(g) of the Code. The Acquired Fund will qualify as a RIC as of the Closing Date and will have satisfied as of the close of its most recent prior quarter of its taxable year, the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d)(1) of the Code. The Acquired Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Fund to fail to qualify as a RIC under the Code.
(p) No governmental consents, approvals, authorizations or filings are required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or Delaware state law, as applicable, for the execution of this Agreement by the Acquired Fund, except for the effectiveness of the Registration Statement (as defined in Section 5.7) and the filing of any documents that may be required under Delaware state law and except for such other consents, approvals, authorizations and filings as have been made or received and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the stockholders of the Acquired Fund as described in Section 5.2.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Acquired Fund as follows:
(a) The Acquiring Fund is a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.
(b) The Acquiring Fund is duly authorized in accordance with the applicable provisions of the Acquiring Fund’s Declaration of Trust and Bylaws, each as may be amended and/or restated from time to time.
(c) The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and such registration has not been revoked or rescinded and is in full force and effect.
(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Acquiring Fund’s Declaration of Trust or Bylaws, each as may be amended and/or restated from time to time, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.
(e) No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.
(f) The financial statements of the Acquiring Fund as of its most recently completed fiscal year end have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements. The Acquired Fund acknowledges that, for purposes of making this representation, the Acquiring Fund may rely on the opinions rendered by its independent registered public accounting firm in connection with the preparation of those annual financial statements.
(g) Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and the Acquiring Fund has no knowledge of any material contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.
(h) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Stockholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund, and has no outstanding securities convertible into shares of the Acquiring Fund.
(i) The information to be furnished by the Acquiring Fund to the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.
(j) Other than approval by the Acquiring Fund’s Shareholders, the execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including such determinations of the Acquiring Fund Board as may be required by Rule 17a-8 of the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
(k) From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the joint special meeting of the Acquired Fund’s Stockholders and on the Closing Date, any written information furnished by the Acquiring Fund with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
(l) Proxy Statement/Prospectus of the Acquiring Fund initially filed with the Commission on or about May 31, 2017 on Form N-14 which will become effective prior to the Closing Date, conforms and, as of its effective date and the Closing Date, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not and, as of its effective date and the Closing Date, will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.
(m) The Acquiring Fund (i) will elect to be taxed as a RIC, will qualify for the tax treatment afforded RICs under the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, (ii) will be eligible to compute its U.S. federal income tax under Section 852 of the Code for the taxable year that includes the Closing Date, and (iii) will be treated as a separate corporation for U.S. federal income tax purposes pursuant to Section 851(g) of the Code for the taxable year that includes the Closing Date.
(n) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the Acquiring Fund, or the performance of the Agreement by the Acquiring Fund, except for the effectiveness of the Registration Statement (as defined in Section 5.7) and the filing of any documents that may be required under Delaware state law and except for the filing of any documents that may be required under the 1933 Act, the 1934 Act and the 1940 Act and such other consents, approvals, authorizations and filings as have been made or received and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.
(o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
ARTICLE V
COVENANTS OF ACQUIRING FUND AND ACQUIRED FUND
5.1 OPERATION IN ORDINARY COURSE. Subject to Section 1.10, the Acquired Fund and the Acquiring Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid U.S. federal income or excise taxes. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.
5.2 STOCKHOLDER APPROVAL. The Acquired Fund will call a special meeting of its Fund stockholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. The Acquiring Fund will call a special meeting of its Fund stockholders to consider the issuance of shares to the Acquired Fund shareholders pursuant to this Agreement.
5.3 INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.
5.4 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.
5.5 FURTHER ACTION. Subject to the provisions of this Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Acquired Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Acquired Fund’s assets and otherwise to carry out the intent and purpose of this Agreement.
5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within (sixty) 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which will be certified by the Acquired Fund’s Treasurer, a statement of the earnings and profits of the Acquired Fund for U.S. federal income tax purposes as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund as a result of Section 381 of the Code.
5.7 PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS. The Acquiring Fund will prepare and file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Acquired Fund Stockholders (the “Registration Statement”). The Registration Statement shall include a proxy statement and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in material compliance with the 1933 Act, the 1934 Act, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the special meeting of Acquired Fund’s Stockholders to consider the approval of this Agreement and the transactions contemplated herein.
5.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Commission, any state securities commission, and any U.S. federal, state or local tax authorities or any other relevant authority, is and shall remain the responsibility of the Acquired Fund.
5.9 TAX STATUS OF REORGANIZATION. It is the intention of the parties that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquired Fund nor the Acquiring Fund shall (either before or after the Closing Date) take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or that results in the failure of a Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable DeWitt Ross & Stevens S.C. to render the tax opinion contemplated in this Agreement.
5.10 FUND FINANCIAL STATEMENTS. The financial statements of the Acquired Fund for the most recent semi-annual period concluded prior to the date hereof will be prepared in accordance with generally accepted accounting principles, and such statements (copies of which will be furnished to the Acquiring Fund) will fairly reflect the financial condition of such Acquired Fund as of the end of such semi-annual period, and there will be no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

ARTICLE VI
CONDITION PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND
The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject to the following conditions:
6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s President and its Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.
6.2 The Acquiring Fund shall have delivered to the Acquired Fund a statement of the Acquiring Fund’s assets and liabilities, together with a list of the Acquiring Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Acquiring Fund.
6.3 The Acquired Fund shall have received on the Closing Date an opinion from DeWitt Ross & Stevens S.C., dated as of the Closing Date, substantially in the form of Schedule B. Such opinion shall be based on customary assumptions and such representations as DeWitt Ross and Stevens S.C. may reasonably request of the Funds, and the Acquired Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations.
ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND
The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the following conditions:
7.1 All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Acquired Fund’s name by the Acquired Fund’s President and Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.
7.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Acquired Fund.

7.3 The Acquiring Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, dated as of the Closing Date, with respect to the Acquired Fund, substantially in the form of Schedule C. Such opinion shall be based on customary assumptions and such representations as Sullivan & Worcester LLP may reasonably request of the Funds, and the Acquired Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations.
7.4 As of the Closing Date, the assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund identifies to the Acquired Fund as being unsuitable for the Acquiring Fund to acquire by reason of limitations in the Acquiring Fund’s Declaration of Trust or Bylaws, or of investment restrictions disclosed in the Registration Statement.
ARTICLE VIII
FURTHER CONDITIONS PRECEDENT
The obligations of each Fund shall also be subject to the following:
8.1 This Agreement and the transactions contemplated herein, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of the Acquired Fund’s Declaration of Trust and Bylaws, each as may be amended or restated from time to time. Notwithstanding anything herein to the contrary, neither Fund may waive the conditions set forth in this Section 8.1.
8.2 The Acquiring Fund shall have adopted and maintained any and all agreements necessary for the Acquiring Fund’s operation as a closed-end investment company.
8.3 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.
8.4 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.
8.5 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.
8.6 The Acquired Fund shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the stockholders of the Acquired Fund substantially all of  the Acquired Fund’s investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its net capital gain (after reduction for any capital loss carryforward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date.
8.7 The Funds shall have received an opinion of DeWitt Ross & Stevens S.C. substantially to the effect that with respect to the Reorganization for U.S. federal income tax purposes:
(a) The transfer of all of the Acquired Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund followed by the pro rata, by class, distribution by the Acquired Fund of all the Acquiring Fund Shares to the Acquired Fund Stockholders in complete liquidation of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the particular Reorganization.
(b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund.(c) No gain or loss will be recognized by the Acquired Fund upon the transfer of all the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to the Acquired Fund Stockholders solely in exchange for such stockholders’ shares of the Acquired Fund in complete liquidation of the Acquired Fund, except for (A) any gain or loss that may be recognized on “section 1256 contracts” as defined in section 1256(b) of the Code as a result of the closing of the tax year of the Acquired Fund, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized as a result of the closing of the tax year of the Acquired Fund.
(d) No gain or loss will be recognized by the Acquired Fund Stockholders upon the exchange of their Acquired Fund shares solely for Acquiring Fund Shares in the Reorganization, except with respect to any gain attributable to the receipt of cash by the Acquired Fund Stockholders in lieu of fractional shares.
(e) The aggregate basis of the Acquiring Fund Shares received by the Acquired Fund Stockholder pursuant to the Reorganization will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor by such stockholder, except with respect to any amounts attributable to the receipt of cash by the Acquired Fund Stockholders in lieu of fractional shares. The holding period of Acquiring Fund Shares received by the Acquired Fund Stockholder will include the period during which the Acquired Fund shares exchanged therefor were held by such stockholder, provided such Acquired Fund shares are held as capital assets at the time of the Reorganization.
(f) The basis of the Acquired Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Acquired Fund immediately before the Reorganization increased by the amount of gain or decreased by the amount of loss, if any, recognized by the Acquired Fund upon the transfer. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund (except to the extent that the investment activities of the Acquiring Fund reduce or eliminate such holding period and except for any assets which may be marked to market on the termination of the Acquired Fund’s taxable year or on which gain was recognized on the transfer to the Acquiring Fund).
No opinion will be expressed as to (1) the effect of the Reorganization on (A) the taxable year of any Acquired Fund stockholder, (B) the Acquired Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or personal holding company as defined in Section 542 of the Code, (C) any shares held as a result of or attributable to compensation for services by any person, or (2) any other U.S. federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.
Such opinion shall be based on customary assumptions and such representations as DeWitt Ross & Stevens S.C. may reasonably request of the Funds, and the Acquired Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, none of the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 8.7.
ARTICLE IX
EXPENSES
9.1 Expenses incurred in connection with the Reorganization will be paid by Madison Asset Management, LLC, the investment advisor to the Funds. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and distribution of materials distributed to the Funds’ Board of Trustees; (b) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (c) expenses incurred in connection with the printing and distribution of the Registration Statement and other Proxy Materials; (d) SEC and state securities commission filing fees; (e) legal and audit fees in connection with the Reorganization; (f) legal fees incurred preparing the Funds’ Board materials, attending the Funds’ Board meetings and preparing the minutes; (g) auditing fees associated with each Fund’s financial statements; (h) stock exchange fees; (i) transfer agency fees; (j) portfolio transfer taxes (if any); (k) solicitation costs of the transactions; and (l) any similar expenses incurred in connection with the Reorganization.
9.2 Each party represents and warrants to the other that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.
9.3 Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Acquired Fund or the Acquiring Fund, as the case may be, as a RIC.

ARTICLE X
ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
10.1 The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.
10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder.
ARTICLE XI
TERMINATION
11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Acquired Fund and such termination may be effected by the Presidents of the Acquiring Fund and the Acquired Fund in writing without further action by their Boards of Trustees. In addition, either the Acquiring Fund or the Acquired Fund may at its option terminate this Agreement at or before the Closing Date due to:
(a) a material breach by the other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within thirty (30) days of written notice thereof;
(b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or
(c) a determination by the Board of Trustees of the Acquiring Fund or the Board of Trustees of the Acquired Fund that the consummation of the transactions contemplated herein is not in the best interests of the Acquiring Fund or Acquired Fund, respectively.
11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund or the Acquired Fund, or their Board members and officers. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.
ARTICLE XII
AMENDMENTS
12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Fund and the Acquired Fund as specifically authorized by their Boards of Trustees; provided, however, that following the special meeting of the Acquired Fund’s Stockholders called by the Funds pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Stockholders under this Agreement to the detriment of such stockholders without their further approval.

ARTICLE XIII
HEADINGS; COUNTERPARTS; GOVERNING LAW;
ASSIGNMENT; LIMITATION OF LIABILITY
13.1 The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflict of laws.
13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
13.5 It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the trustees, stockholders, nominees, officers, agents, or employees of the Acquiring Fund or the Acquired Fund personally, but shall bind only the property of the respective Fund, as provided in the Declaration of Trust of the respective Fund. All persons shall look only to the assets of the applicable Fund to satisfy the obligations of such Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Acquiring Fund and the Board of Trustees of the Acquired Fund and signed by authorized officers of the Acquiring Fund and the Acquired Fund, respectively, acting as such. Neither the authorization by such Boards of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the respective Fund.

13.6 It is understood and agreed that the use of a single agreement is for administrative convenience only and shall constitute a separate agreement between the Acquired Fund and the Acquiring Fund, as if each party had executed a separate document. No Fund shall have any liability for the obligations of any other Fund, and the liabilities of each Fund shall be several and not joint.
ARTICLE XIV
NOTICES
14.1 Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund or to the Acquiring Fund at the applicable address set forth in the first paragraph of this Agreement, or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

MADISON STRATEGIC SECTOR PREMIUM FUND

By:
Name:
Title:

MADISON COVERED CALL & EQUITY STRATEGY FUND

By:
Name:
Title:

EXHIBIT C

PRIVACY POLICY Rev. 02/2013
FACTS	WHAT DOES MADISON COVERED CALL & EQUITY STRATEGY FUND (MCN) DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
▪
Social Security number and transaction history
▪
Account balances and checking account information
▪
Purchase history and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share investors’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their investors’ personal information; the reasons MCN chooses to share; and whether you can limit this sharing.

Reason we can share your personal information	Does Madison Funds share?	Can you limit this sharing?
For our everyday business purposes- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes- information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes- information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions	Call 1-800-877-6089 or go to www.madisonfunds.com.

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Who we are
Who is proving this notice?	Madison Covered Call & Equity Strategy Fund, 550 Science Drive, Madison, WI 53711

What we do
How does Madison protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Madison collect my personal information?
We collect your personal information, for example, when you
- Open an account or provide account information
- Direct us to buy securities or make deposits or withdrawals from your account
- Give us your contact information
We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
- sharing for affiliates’ everyday business purposes- information about your creditworthiness
- affiliates from using your information to market to you
- sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
- Our affiliates include companies with a common "Madison” name; financial companies such as Madison Asset Management, Madison Funds and MFD Distributor.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. - Madison does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. - Madison does not jointly market.

Other important information

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